UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.        )

Check the appropriate box:

☐              Preliminary Information Statement

☐              Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒              Definitive Information Statement

EVE HOLDING, INC.
(Name of Registrant as Specified In Its Charter)

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☐              Fee paid previously with preliminary materials

☐              Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Eve Holding, Inc.
1400 General Aviation Drive
Melbourne, Florida 32935

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER

To Our Stockholders:

This Information Statement is being furnished by the board of directors of Eve Holding, Inc., a Delaware corporation (the “Company,” “Eve,” “our” or “we”), and is first being mailed on or about August 12, 2024, to the stockholders of record of our outstanding shares of common stock, par value $0.001 per share (“Common Stock”), as of the close of business on August 9, 2024. The purpose of this Information Statement is solely to inform you that Embraer Aircraft Holding, Inc., a Delaware corporation and a stockholder representing a majority of the voting power of the Company’s Common Stock (“Embraer” or the “Majority Stockholder”), acted by written consent (the “Stockholder Approval”) to vote in favor of the issuance of shares of Common Stock and a warrant to purchase shares of Common Stock to Embraer in a private placement transaction, as described in more detail in this Information Statement (the “Embraer Issuance”). The Embraer Issuance was approved by the Company’s board of directors (the “Board”), acting upon unanimous approval by the members of the Board (other than the two members of the Board who are employees of Embraer S.A., who did not vote on the Embraer Issuance), upon recommendation of a special committee of independent and disinterested members of the Board (the “Special Committee”), on June 27, 2024. In making its recommendation to approve the Embraer Issuance, the Special Committee consulted with its independent financial and legal advisors, and received an opinion from Houlihan Lokey Capital, Inc. that, as of the date of its opinion and subject to the assumptions and qualifications contained therein, the aggregate consideration to be received by the Company for the shares of Common Stock and Warrants to be issued in the Embraer Issuance was fair to the Company from a financial point of view.

On June 28, 2024 and on July 12, 2024, we entered into certain separate subscription agreements, warrant agreements and warrant exchange agreements (collectively, the “Transaction Agreements”) with certain investors (including Embraer) for (i) the issuance and sale by the Company to such investors of an aggregate of 23,900,000 newly issued shares of Common Stock, for cash at a purchase price of $4.00 per share and an aggregate purchase price of $95,600,000, (ii) the issuance by the Company to certain investors (including Embraer) of warrants exercisable for an aggregate of 2,500,000 shares of Common Stock with an exercise price of $0.01 per share, and (iii) the issuance by the Company to certain investors of an aggregate of 3,318,588 shares of Common Stock in exchange for the surrender and cancellation of public warrants to acquire an aggregate of 8,296,470 shares of Common Stock (such transactions, collectively, the “Private Placement”).

Among the Transaction Agreements, on June 28, 2024, we entered into a subscription agreement (the “Subscription Agreement”) with Embraer, pursuant to which, upon the terms and subject to the conditions set forth therein, Embraer agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to Embraer, 7,500,000 shares (the “Acquired Shares”) of the Company’s Common Stock, for a purchase price per share of Common Stock equal to the arithmetic average of the daily volume-weighted average price per share of the shares of Common Stock on the New York Stock Exchange (“NYSE”) over a period of twenty (20) consecutive trading days ending on the last full trading day prior to June 28, 2024, less a discount of 10% from such arithmetic average, which represented a purchase price per share of Common Stock of $4.00 and an aggregate purchase price of $30,000,000.

In connection with the Subscription Agreement and as one of the Transaction Agreements, on June 28, 2024, we entered into a warrant agreement (the “Warrant Agreement”) with Embraer, pursuant to which we agreed to, upon the consummation of the transactions contemplated by the Subscription Agreement, issue and deliver to Embraer a warrant to purchase up to 1,500,000 shares of Common Stock (the “Warrant”). The Warrant has an exercise price of $0.01 per share, subject to customary anti-dilution adjustment provisions. The Warrant can be exercised during the period starting on the 10th business day after the date on which Eve’s eVTOL receives its first type certification and terminates one year thereafter (or, prior to that, upon the Company’s liquidation).

On June 28, 2024, the Majority Stockholder approved the Embraer Issuance to comply with Section 312.03 of the NYSE Listed Company Manual, which requires that the Company secure stockholder approval in the event of certain transactions, including the issuance of more than 1% of a company’s common stock to a related party for a price less than the Minimum Price (as defined in NYSE Listed Company Manual Section 312.03). The closing of the transactions contemplated by the Subscription Agreement and the issuance of the Warrant will not occur until more than 20 days have passed after this Information Statement is mailed to the stockholders of the Company. The Private Placement (other than the Embraer Issuance) does not require stockholder approval to comply with Section 312.03 of the NYSE Listed Company Manual and, as a result, the Private Placement (other than the Embraer Issuance) has already closed.

Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), Article VII, Section A of our second amended and restated certificate of incorporation and Article II, Section 10 of our amended and restated by-laws permit any action that may be taken at a meeting of the stockholders to be taken by written consent by the Majority Stockholder, in its capacity as the holder of a majority of the voting power of the outstanding capital stock of the Company required to approve the action at a meeting. Accordingly, the holder of a majority of the issued and outstanding shares of Common Stock, approved the Embraer Issuance on June 28, 2024. The full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A. This Information Statement also constitutes notice to you under Section 228 of the DGCL of the actions taken by written consent by the Majority Stockholder without a meeting of stockholders.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM THE MAJORITY STOCKHOLDER BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER APPROVAL REQUIREMENT FOR THESE ACTIONS UNDER THE DGCL AND NYSE RULES AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED, OR ARE BEING SOLICITED, TO APPROVE THE EMBRAER ISSUANCE.

This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing the non-consenting stockholders of these corporate actions before the Acquired Shares or the Warrant are issued.

Holders of our Common Stock do not have appraisal or dissenters’ rights under the DGCL in connection with the matters described in this Information Statement and approved by the Majority Stockholder.

You are urged to read this Information Statement carefully in its entirety, including any information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C, AND PURSUANT TO SECTION 228 OF THE DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Simone Galvão De Oliveira
Simone Galvão De Oliveira
General Counsel, Chief Compliance Officer and Secretary

Melbourne, Florida

August 12, 2024

Eve Holding, Inc.
1400 General Aviation Drive
Melbourne, Florida 32935

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Eve Holding, Inc. (the “Company,” “Eve,” “our,” “we” or “us”), in order to provide notice that, on June 28, 2024 (the “Approval Date”), Embraer Aircraft Holding, Inc., a Delaware corporation and the holder of a majority of the voting power of the outstanding shares of our Common Stock (the “Majority Stockholder” or “Embraer”), without holding a meeting of stockholders, has provided written consent to approve an action that would normally require such a meeting (the “Approval”).

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Information Concerning the Action by Written Consent

This Information Statement is being mailed on or about August 12, 2024 to the holders of record of our Common Stock at the close of business on August 9, 2024 (the “Record Date”), pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

The purpose of this Information Statement is to inform holders of our Common Stock that on June 28, 2024 and July 12, 2024, we entered into certain separate subscription agreements, warrant agreements and warrant exchange agreements (collectively, the “Transaction Agreements”) with certain investors (including Embraer) for (i) the issuance and sale by the Company to such investors of an aggregate of 23,900,000 newly issued shares of Common Stock, for cash at a purchase price of $4.00 per share and an aggregate purchase price of $95,600,000, (ii) the issuance by the Company to certain investors (including Embraer) of warrants exercisable for an aggregate of 2,500,000 shares of Common Stock with an exercise price of $0.01 per share, and (iii) the issuance by the Company to certain investors of an aggregate of 3,318,588 shares of Common Stock in exchange for the surrender and cancellation of public warrants to acquire an aggregate of 8,296,470 shares of Common Stock (such transactions, collectively, the “Private Placement”).

Among the Transaction Agreements, on June 28, 2024, we entered into a subscription agreement (the “Subscription Agreement”) with Embraer, pursuant to which, upon the terms and subject to the conditions set forth therein, Embraer agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to Embraer, 7,500,000 shares (the “Acquired Shares”) of the Company’s Common Stock, for a purchase price per share of Common Stock equal to the arithmetic average of the daily volume-weighted average price per share of the shares of Common Stock on the New York Stock Exchange (“NYSE”) over a period of twenty (20) consecutive trading days ending on the last full trading day prior to June 28, 2024, less a discount of 10% from such arithmetic average, which represented a purchase price per share of Common Stock of $4.00 and an aggregate purchase price of $30,000,000.

In connection with the Subscription Agreement and as one of the Transaction Agreements, on June 28, 2024, we entered into a warrant agreement (the “Warrant Agreement”) with Embraer, pursuant to which we agreed to, upon the consummation of the transactions contemplated by the Subscription Agreement, issue and deliver to Embraer a warrant to purchase up to 1,500,000 shares of Common Stock (the “Warrant”). The Warrant has an exercise price of $0.01 per share, subject to customary anti-dilution adjustment provisions. The Warrant can be exercised during the period starting on the 10th business day after the date on which Eve’s eVTOL receives its first type certification and terminates one year thereafter (or, prior to that, upon the Company’s liquidation).Among such Transaction Agreements.

The transactions contemplated by the Subscription Agreement and the Warrant Agreement are hereinafter collectively referred to as the “Embraer Issuance.” The Embraer Issuance was approved by written consent by the Majority Stockholder on June 28, 2024 (the “Stockholder Approval”) and is described in more detail in this Information Statement, and the full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A.

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The approval of the Embraer Issuance is required by the NYSE Listed Company Manual, as further described in this Information Statement. While typically the required vote under the NYSE Listed Company Manual is the approval by a majority of votes cast at a meeting of stockholders, because the required Stockholder Approval was obtained by use of written consent in lieu of a special stockholders meeting, the required vote was the written consent of the holder of a majority of the shares entitled to vote as of the Approval Date. The written consent of the Majority Stockholder was sufficient to approve the Embraer Issuance. The approval of the Private Placement (other than the Embraer Issuance) is not required by the NYSE Listed Company Manual. Therefore, no proxies or consents were, or are, being solicited in connection with the Embraer Issuance.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND USA PROXY.

Other than the stockholder written consent described above, no other votes are necessary or required to effectuate the Embraer Issuance described in this Information Statement.

Effective Date of Action by Written Consent

This Information Statement is being furnished to all holders of Common Stock pursuant to Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder solely for the purpose of informing stockholders of the approval by the Majority Stockholder of the Embraer Issuance before the Acquired Shares and the Warrant are issued. In accordance with Exchange Act Rule 14c-2, the written consent by the Majority Stockholder without a meeting of stockholders will become effective no sooner than 20 calendar days following the mailing of this Information Statement to Eve stockholders. After the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act, and in accordance with the terms of the Subscription Agreement and the Warrant Agreement, the Acquired Shares and the Warrant will be issued, but the Warrant will only be exercisable for shares of Common Stock after the Company’s eVTOL obtains its first type certification.

Outstanding Shares and Voting Rights as of the Approval Date

As of the Approval Date, our authorized capital stock consisted of 1,000,000,000 shares of Common Stock and 100,000,000 preferred shares, par value $0.001 per share (“Preferred Stock”). As of the Approval Date, 269,525,708 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

Except as otherwise required under our second amended and restated certificate of incorporation (the “Certificate of Incorporation”), each share of our outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

On June 28, 2024, the Majority Stockholder executed and delivered to the Company a written consent by which the holder of 238,899,589 shares of our Common Stock, or approximately 88.6% of the voting power of the outstanding shares of Common Stock entitled to vote on the matter, approved the Embraer Issuance. Since the Embraer Issuance has been approved by the Majority Stockholder, no proxies are being solicited in connection with this Information Statement.

The DGCL permits the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Embraer Issuance and in order to timely effectuate issuance of the Acquired Shares and the Warrant, the Board of Directors of the Company elected to utilize, and did in fact obtain, the written consent of the holder of a majority of the voting power of the Company. The Company obtained the written consent of the stockholder who, as of the Approval Date, owned approximately 88.6% of the Company’s voting stock. The written consent satisfies the stockholder approval requirement for the action taken. Accordingly, under the DGCL, no other Board of Directors or stockholder approval is required in order to effect such action.

No Dissenters’ or Appraisal Rights

The DGCL does not provide dissenters’ or appraisal rights to stockholders of the Company in connection with the Embraer Issuance or any matter described in this Information Statement.

Expenses

The cost of furnishing this Information Statement will be borne by the Company. We will mail this Information Statement to registered stockholders and certain beneficial stockholders of the Company where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

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QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT
Q:	Why am I receiving these materials?
A:	We are providing this Information Statement to you for your information to comply with the requirements of the Exchange Act and the DGCL. You are urged to read this Information Statement carefully in its entirety, including any information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.
The record date for determining our stockholders who were entitled to notice of the matters set forth in this Information Statement was August 9, 2024. While typically the required vote under the NYSE rules is the approval by a majority of votes cast at a meeting of stockholders, because the required Stockholder Approval was obtained by use of written consent in lieu of a special shareholders meeting, the required vote was the written consent of the holder of a majority of the shares entitled to vote as of the Approval Date. The written consent of the Majority Stockholder was sufficient to approve the Embraer Issuance, including the issuance of an aggregate of up to 7,500,000 shares of our Common Stock, the issuance of the Warrant and, upon exercise of the Warrant, the issuance of up to 1,500,000 shares of Common Stock. In accordance with Exchange Act Rule 14c-2, the written consent by the Majority Stockholder will become effective no sooner than 20 calendar days following the mailing of this Information Statement to Eve stockholders. This Information Statement is being mailed on or about August 12, 2024, to stockholders of record as of August 9, 2024. Therefore, these actions will be effective on or about September 4, 2024.
Q:	What information is contained in this Information Statement?
A:	This Information Statement contains information regarding actions approved by the Board of Directors, upon recommendation of a special committee of independent and disinterested directors of the Company, and approved by the holder of an aggregate of 238,899,589 shares of our Common Stock, representing a majority of the voting power of our Common Stock as of June 28, 2024.
Q:	What action was taken by written consent of the Majority Stockholder?
A:	The action approved by the written consent of the Majority Stockholder without a meeting of stockholders is more completely described elsewhere in this Information Statement, but in summary the Embraer Issuance involves the issuance of 7,500,000 shares of Common Stock for an aggregate purchase price of $30,000,000 and the issuance of the Warrant to acquire up to 1,500,000 shares of Common Stock (including the issuance of such shares of Common Stock upon exercise of the Warrant), as described in more detail in this Information Statement. The full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A.
Q:	Why are you not soliciting proxies on this action?
A:	We are not soliciting proxies on the Embraer Issuance because the Majority Stockholder, who holds approximately 88.6% of our voting power, provided written consent approving the action, and no other action on the part of our stockholders is necessary or required to effectuate the Embraer Issuance.
Q:	Why do the other transactions in the Private Placement not require stockholder approval?
A:	The other transactions entered into in connection with the Private Placement were independently negotiated and consummated and do not include (i) the issuance of securities in a private placement transaction of 20% or more of the Company’s outstanding shares of common stock for less than the Minimum Price (as defined in NYSE Listed Company Manual Section 312.03) or (ii) the issuance of securities of more than 1% of the Company’s common stock to a related party for a price less than the Minimum Price.
Q:	When will the Acquired Shares and Warrant be issued and when will the Warrant become exercisable?
A:	In accordance with Exchange Act Rule 14c-2, the written consent of the Majority Stockholder without a meeting of stockholders will become effective no sooner than 20 calendar days following the mailing of this Information Statement to Eve stockholders. After the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act, and in accordance with the DGCL and the terms of the Subscription Agreement and Warrant Agreement entered into with the investor in connection with the Embraer Issuance, the Acquired Shares and the Warrant will be issued to Embraer, but the Warrant will only be exercisable for shares of Common Stock after the Company’s eVTOL obtains its first type certification.
Q:	To whom may I direct any additional questions regarding this Information Statement?
A:	Any additional questions regarding this Information Statement may be directed to:

Eve Holding, Inc.
Attention: Simone Galvão de Oliveira, General Counsel, Chief Compliance Officer and Secretary
1400 General Aviation Drive
Melbourne, Florida 32935
(321) 751-5050

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DESCRIPTION OF EMBRAER ISSUANCE AND TRANSACTION DOCUMENTS

Private Placement

On June 28, 2024 and July 12, 2024, the Company entered into certain separate subscription agreements, warrant agreements and warrant exchange with certain investors (including Embraer) relating to the Private Placement involving (i) the issuance and sale of an aggregate of 23,900,000 newly issued shares of Common Stock to such investors (including Embraer) for cash at a purchase price of $4.00 per share and an aggregate purchase price of $95,600,000, (ii) the issuance by the Company to certain investors (including Embraer) of warrants exercisable for an aggregate of 2,500,000 shares of Common Stock with an exercise price of $0.01 per share, and (iii) the issuance by the Company to certain investors of an aggregate of 3,318,588 shares of Common Stock in exchange for the surrender and cancellation of warrants to acquire an aggregate of 8,296,470 shares of Common Stock.

Subscription Agreement

As part of the Private Placement, the Company entered into the Subscription Agreement with Embraer, pursuant to which, upon the terms and subject to the conditions set forth therein, Embraer agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to Embraer, 7,500,000 shares of the Company’s Common Stock, for a purchase price per share of Common Stock of $4.00 and an aggregate purchase price of $30,000,000.

The Subscription Agreement and the issuance and sale of the Acquired Shares have been approved by the Majority Stockholder. The closing of the transactions contemplated by the Subscription Agreement (the “Closing”), including the issuance of the Acquired Shares, will not occur until more than 20 days have passed after this Information Statement is mailed to Eve stockholders or such later time as is necessary to comply with the listing requirements of the NYSE.

The Company intends to use the net proceeds from the issuance and sale of the Acquired Shares for general corporate purposes, including to support the development of its eVTOL.

Under the terms of the Subscription Agreement, the Company has agreed to file a registration statement covering the resale of the Acquired Shares within ninety (90) calendar days after the Closing and to use reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day if the SEC notifies the Company that it will “review” such registration statement following the Closing and (ii) the tenth (10th) business day after the date the Company is notified by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The Subscription Agreement described above includes customary representations, warranties and covenants by the Company and Embraer, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

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Warrant Agreement

As part of the Private Placement and in connection with the Subscription Agreement, we entered into the Warrant Agreement with Embraer, pursuant to which the Company agreed to, upon the Closing, issue and deliver to Embraer a Warrant to purchase up to 1,500,000 shares of Common Stock. The Warrant has an exercise price of $0.01 per share, subject to customary anti-dilution adjustment provisions. The Warrant can be exercised during the period starting on the 10th business day after the date on which the Company’s eVTOL receives its first type certification and terminating one year thereafter (or, prior to that, upon the Company’s liquidation).

The Warrant Agreement and the issuance of the Warrant (as well as the issuance of the underlying shares of Common Stock upon exercise of the Warrant) have also been approved by the Majority Stockholder. The Warrant will not be issued until more than 20 days have passed after this Information Statement is mailed to Eve stockholders or such later time as is necessary to comply with the listing requirements of the NYSE. The Warrant will not be exercisable until at least 10 business days after the date on which the Company’s eVTOL receives its first type certification.

The Company intends to use the net proceeds from the Warrant for general corporate purposes, including to support the development of its eVTOL.

Under the terms of the Warrant Agreement, the Company has agreed to file a registration statement covering the resale of the Acquired Shares within ninety (90) calendar days after the Closing and to use reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day if the SEC notifies the Company that it will “review” such registration statement following the Closing and (ii) the tenth (10th) business day after the date the Company is notified by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The Warrant Agreement described above include customary covenants by the Company and Embraer, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Stockholder Approval of Embraer Issuance for NYSE Purposes

In order to comply with the requirements of the NYSE Listed Company Manual relating to stockholder approval of certain issuances of a listed company’s common stock, immediately after the execution of the Subscription Agreement and Warrant Agreement by the parties thereto, we obtained the written consent of the Majority Stockholder, as the holder of 238,899,589 shares of our Common Stock, representing a majority of the voting power of our common stock as of such date, for the approval of the Embraer Issuance, including the issuance of an aggregate of 7,500,000 shares of Common Stock and the Warrant upon the Closing and the issuance of up to 1,500,000 shares of Common Stock upon the exercise of the Warrant. The full text of the written consent by the Majority Stockholder is attached to this Information Statement as Annex A. The written consent of the Majority Stockholder was sufficient to approve the Embraer Issuance, including the issuance of the Acquired Shares and the Warrant upon the Closing and, upon exercise of the Warrant, the issuance of the shares of Common Stock underlying the Warrant under the continued listing requirements of the NYSE. Therefore, no proxies or additional consents are being solicited by us.

In accordance with Exchange Act Rule 14c-2, the written consent of the Majority Stockholder will become effective no sooner than 20 days following the mailing of this Information Statement. After the expiration of the 20-day period required under Rule 14c-2 promulgated under the Exchange Act, subject to the satisfaction of the conditions set forth in the Subscription Agreement and Warrant Agreement, the Acquired Shares and the Warrant will be issued in accordance with the terms of the Subscription Agreement and Warrant Agreement, but the Warrant will only be exercisable for shares of Common Stock after the Company’s eVTOL obtains its first type certification.

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APPROVAL OF EMBRAER ISSUANCE
Background

On June 28, 2024 and July 12, 2024, the Company entered into certain separate subscription agreements, warrant agreements and warrant exchange with certain investors (including Embraer) relating to the Private Placement for (i) the issuance and sale by the Company to such investors of 23,900,000 newly issued shares of Common Stock, for cash at a purchase price of $4.00 per share and an aggregate purchase price of $95,600,000, (ii) the issuance by the Company to certain investors (including Embraer) of warrants exercisable for an aggregate of 2,500,000 shares of Common Stock with an exercise price of $0.01 per share, and (iii) the issuance of an aggregate by the Company to certain investors of 3,318,588 shares of Common Stock in exchange for the surrender and cancellation of warrants to acquire an aggregate of 8,296,470 shares of Common Stock.

As described in more detail under “Description of Embraer Issuance and Transaction Documents”, in connection with the Private Placement, on June 28, 2024, we entered into a Subscription Agreement with Embraer, pursuant to which, upon the terms and subject to the conditions set forth therein, we agreed to sell and issue to Embraer 7,500,000 shares of Common Stock, and we entered into a Warrant Agreement with Embraer, pursuant to which, upon the terms and subject to the conditions set forth therein, we agreed to issue and deliver to Embraer a Warrant to purchase an aggregate of 1,500,000 shares of Common Stock with an exercise price of $0.01 per share, subject to certain customary anti-dilution adjustment provisions and exercisable after our eVTOL receives its first type certification.

Upon the consummation of the Private Placement, the Company is expected to receive aggregate gross proceeds from the Private Placement of approximately $94 million. Of this amount, $30 million in gross proceeds are expected to be received from Embraer for the 7,500,000 newly issued shares of Common Stock and the Warrant to acquire 1,500,000 shares of Common Stock as part of the Private Placement. We expect to use the net proceeds from the Private Placement for general corporate purposes, including to support the development of its eVTOL.

Reasons for Stockholder Approval of the Embraer Issuance

Our Common Stock is listed on the NYSE. The NYSE Listed Company Manual Section 312.03 requires that the Company secure stockholder approval in the event of certain transactions, including the issuance of more than 1% of a company’s common stock to a related party for a price less than the Minimum Price (as defined in the NYSE Listed Company Manual Section 312.03).

Because a related party has agreed to purchase Acquired Shares and the Warrant that once subscribed, issued and fully exercised will represent more than 1% of the Company’s Common Stock as of the date of the Subscription Agreement and Warrant Agreement, the approval of our stockholders was required under the NYSE rules. To comply with these rules, we structured the closing of the Embraer Issuance so that the Acquired Shares are not subscribed and the Warrants are not issued until more than 20 days have passed following the mailing of this Information Statement to Eve stockholders.

The Company’s Related Person Transaction Policy defines a “Related Person Transaction” as a transaction that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person (as defined therein) had, has or will have a direct or indirect material interest. The Embraer Issuance constitutes a Related Person Transaction required to be approved by a majority of disinterested directors of the Board. To comply with the Related Person Transaction Policy, we formed a special committee of independent and disinterested members of the Board (the “Special Committee”). The Embraer Issuance was approved by the Board, acting upon unanimous approval by the members of the Board (other than the two members of the Board who are employees of Embraer S.A., who did not vote on the Embraer Issuance), upon recommendation of the Special Committee, on June 27, 2024. In making its recommendation to approve the Embraer Issuance, the Special Committee consulted with its independent financial and legal advisors, and received an opinion from Houlihan Lokey Capital, Inc. that, as of the date of its opinion and subject to the assumptions and qualifications contained therein, the aggregate consideration to be received by the Company for the shares of Common Stock and Warrants to be issued in the Embraer Issuance was fair to the Company from a financial point of view.

Immediately after the execution of the Subscription Agreement and Warrant Agreement by the parties thereto, we obtained the written consent of the holder of 238,899,589 shares of our Common Stock, representing a majority of the voting power of our Common Stock as of such date, pursuant to the continued listing requirements of the NYSE and in accordance with applicable provisions of the DGCL and the Company’s Certificate of Incorporation. The full text of this written consent by the Majority Stockholder is attached to this Information Statement as Annex A. The written consent of the Majority Stockholder satisfied the requirements under the NYSE Listed Company Manual Section 312.03 to approve the Embraer Issuance, including the issuance of 7,500,000 shares of Common Stock pursuant to the Subscription Agreement and the issuance of the Warrant to acquire up to 1,500,000 shares of Common Stock (and, upon exercise of the Warrant, the issuance of such shares of Common Stock underlying the Warrant) pursuant to the Warrant Agreement. Therefore, no proxies or additional consents are being solicited by us in connection with the Embraer Issuance.

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Opinion of Houlihan Lokey Capital, Inc.

On June 27, 2024, Houlihan Lokey orally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated June 27, 2024) as to, as of such date, the fairness, from a financial point of view, to the Company of the aggregate consideration to be received by the Company for the shares of Common Stock and the Warrant to be issued in the Embraer Issuance pursuant to the Subscription Agreement and the Warrant Agreement.

Houlihan Lokey’s opinion was furnished for the use of the Special Committee (in its capacity as such), and only addressed the fairness, from a financial point of view, to the Company of the aggregate consideration to be received by the Company for the shares of Common Stock and the Warrant to be issued in the Embraer Issuance pursuant to the Subscription Agreement and the Warrant Agreement and did not address any other aspect or implication of the Transaction, the other transactions contemplated by the Private Placement or any other agreement, arrangement or understanding.  The references to Houlihan Lokey’s opinion in this Information Statement are qualified in their entirety by reference to the full text of its written opinion, which is attached as Annex B to this Information Statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion.  However, Houlihan Lokey’s opinion is not intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Board, the Company, any security holder or any other person as to how to act or vote with respect to any matter relating to the Embraer Issuance, the other transactions contemplated by the Private Placement or otherwise.

No Preemptive Rights of Common Stock

Our stockholders have no preemptive rights to acquire any shares issued by us under our Certificate of Incorporation, as amended, or otherwise. In addition, no share of our Common Stock is convertible, redeemable, assessable or entitled to the benefits of any sinking or repurchase fund.

Effect of the Embraer Issuance upon Rights of Existing Stockholders

The principal effect upon the rights of our existing stockholders (other than the Majority Stockholder) of the Embraer Issuance will be a dilution in their current percentage ownership in the Company.  Based on the number of shares of our common stock outstanding as of July 23, 2024, and assuming the full exercise of the Warrants, the Majority Stockholder following the Embraer Issuance will own approximately 82.84% of our outstanding Common Stock. The other stockholders of the Company, who owned approximately 17.69% of our outstanding common stock prior to the Embraer Issuance, will be diluted from an ownership standpoint and will own approximately 17.16% of our outstanding common stock following the Embraer Issuance.

In addition, the Embraer Issuance and the resale of significant amounts of the shares of our Common Stock to be issued pursuant to the Embraer Issuance could materially and adversely affect the market price of our Common Stock.

Registration Rights

Under the terms of the Subscription Agreement and Warrant Agreement, the Company has agreed to file a registration statement covering the resale of the Acquired Shares and Warrants within ninety (90) calendar days after the Closing and to use reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day if the SEC notifies the Company that it will “review” such registration statement following the Closing and (ii) the tenth (10th) business day after the date the Company is notified by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Significant Beneficial Owners

The following table sets forth information regarding beneficial ownership of our Common Stock as of July 23, 2024, by:

  Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
  Each of our directors;
  Each of our named executive officers; and
  All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options or warrants held by such person or entity were deemed outstanding if such securities are currently exercisable, or exercisable within 60 days. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

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Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percentage of Shares of Common Stock
5% Holders
Embraer Aircraft Holding, Inc.(2)	238,899,589	82.3%
Directors and Named Executive Officers
Johann Bordais	—	—
Gerard J. DeMuro(3)	521,817	*
Eduardo Couto		—
Luis Carlos Affonso	—	—
Michael Amalfitano(4)	9,676	*
Marion Clifton Blakey(5)	30,000	*
María Cordón(6)	21,687	*
Paul Eremenko(7)	30,000	*
Sergio Pedreiro(8)	30,000	*
All Company directors and executive officers as a group (9 individuals)	643,180	*

*Less than one percent

(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Eve Holding, Inc., 1400 General Aviation Drive, Melbourne, Florida 32935.
(2)	Comprised of (i) 220,000,000 shares of common stock issued in connection with our business combination, (ii) 18,500,000 shares of common stock issued in a private placement consummated in connection with our business combination, and (iii) 399,589 shares of common stock sold to Embraer Aircraft Holding, Inc. by SkyWest Leasing, Inc. Embraer Aircraft Holding, Inc. is controlled by Embraer S.A. The address of the principal business office of Embraer Aircraft Holding, Inc. is 276 S.W. 34th Street Fort Lauderdale, Florida, 33315. The address of the principal business office of Embraer S.A. is Avenida Dra. Ruth Cardoso, 8501, 30th floor (part), Pinheiros, São Paulo, SP, 05425-070, Brazil.
(3)	Comprised of (i) 150,000 shares of Class B Common Stock, which converted into shares of Common Stock upon the Closing on a one-for-one basis, (ii) 61,917 shares of Common Stock underlying the private placement warrants received from Zanite Sponsor. LLC in a pro-rata distribution of its securities to its members, (iii) 140,000 shares of Common Stock issued to Mr. DeMuro at the Closing pursuant to the terms of his Employment Agreement, and (iv) 200,000 shares of Common Stock underlying restricted stock units granted to Mr. DeMuro at the Closing and vested on the first and second anniversaries of the grant pursuant to the terms of his Employment Agreement, net of 30,100 shares of Common Stock withheld to cover tax withholding obligations in connection with the vesting and settlement of such restricted stock units.
(4)	Consists of shares held in a joint account with Mr. Amalfitano’s wife.
(5)	Consists of (i) 15,000 shares of Common Stock underlying restricted stock units granted to Ms. Blakey in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2024 and (ii) 15,000 shares of Common Stock underlying restricted stock units granted to Ms. Blakey in connection with the 2022 annual equity grants for the Company’s independent directors and vested on July 31, 2023.
(6)	Consists of (i) 6,687 shares of Common Stock underlying restricted stock units granted to Ms. Cordon in connection with the 2022 annual equity grants for the Company’s independent directors and vested on February 3, 2024 and (ii) 15,000 shares of Common Stock underlying restricted stock units granted to Ms. Cordon in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2024.
(7)	Consists of (i) 15,000 shares of Common Stock underlying restricted stock units granted to Mr. Eremenko in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2024 and (ii) 15,000 shares of Common Stock underlying restricted stock units granted to Mr. Eremenko in connection with the 2022 annual equity grants for the Company’s independent directors and vested on July 31, 2023.
(8)	Consists of (i) 15,000 shares of Common Stock underlying restricted stock units granted to Mr. Pedreiro in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2024 and (ii) 15,000 shares of Common Stock underlying restricted stock units granted to Mr. Pedreiro in connection with the 2022 annual equity grants for the Company’s independent directors and vested on July 31, 2023.

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OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the Majority Stockholder. No security holder has requested the Company to include any proposal in this Information Statement.

HOUSEHOLDING INFORMATION

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single information statement to multiple stockholders who share an address unless contrary instructions have been received. We will deliver upon oral or written request a separate copy of this Information Statement to any stockholder of a shared address to which a single copy of this Information Statement was delivered. If you prefer to receive separate copies of this Information Statement or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future information statements, proxy statements or annual reports for your household, please call us at (321) 751-5050 or send your request in writing to us at the following address: 1400 General Aviation Drive, Melbourne, Florida 32935 Attention: General Counsel, Chief Compliance Officer and Secretary.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC pursuant to the Exchange Act. The SEC maintains an Internet site that contains reports, proxy statements and other information about registrants, like the Company, that have been filed electronically with the SEC. You can access the SEC’s Internet site at http://www.sec.gov. You can also obtain information about us on our website at https://ir.eveairmobility.com. Information on our website or any other website is not incorporated by reference into this Information Statement and does not constitute a part of this Information Statement unless specifically so designated and filed with the SEC.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC, which means that it can disclose important information to you by referring you to documents previously filed with the SEC. The information incorporated by reference is an important part of this Information Statement. The following documents the Company filed with the SEC pursuant to the Exchange Act are incorporated herein by reference:

  Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 8, 2024;
  Current Report on Form 8-K filed on July 18, 2024;
  Current Report on Form 10-Q filed on August 6, 2024; and
  Proxy Statement filed on April 9, 2024.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document that is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy. The delivery of this Information Statement should not create an implication that there has been no change in the affairs of the Company since the date of this Information Statement or that the information herein is correct as of any later date regardless of the time of delivery of this Information Statement.

You may also request a free copy of these filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) at no cost by writing or telephoning us at the following address and telephone number:

Eve Holding, Inc.
Attention: General Counsel, Chief Compliance Officer and Secretary
1400 General Aviation Drive
Melbourne, Florida 32935
(321) 751-5050

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Exhibits to the filings will not be sent, however, unless those exhibits have specifically been incorporated by reference in this prospectus or any accompanying prospectus supplement.

You should rely only on the information provided in this filing. You should not assume that the information in this Information Statement is accurate as of any date other than the date of this document. The Company has not authorized anyone else to provide you with any information.

By Order of the Board of Directors

/s/ Simone Galvão De Oliveira
Simone Galvão De Oliveira
General Counsel, Chief Compliance Officer and Secretary

Melbourne, Florida

August 12, 2024

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ANNEX A

WRITTEN CONSENT
IN LIEU OF A MEETING OF STOCKHOLDERS
OF EVE HOLDING, INC.

The undersigned (the “Stockholder”), being the holder of a majority of the issued and outstanding shares of capital stock of Eve Holding, Inc., a Delaware corporation (the “Company”), hereby irrevocably consents in writing, pursuant to Section 228(a) of the General Corporation Law of the State of Delaware (the “DGCL”) and as authorized by the Article II, Section 10 of the Amended and Restated By-laws of the Company, to the following actions and adoption of the following resolutions by written consent in lieu of a meeting of stockholders:

WHEREAS, the Company has entered into a Subscription Agreement (the “Subscription Agreement”), dated as of June 28, 2024, by and between the Company and Stockholder, a copy of which has been provided to the undersigned Stockholder and is attached hereto as Exhibit A (capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Subscription Agreement);

WHEREAS, the Company has entered into a Warrant Agreement (the “Warrant Agreement”), dated as of June 28, 2024, by and between the Company and Stockholder, a copy of which has been provided to the undersigned Stockholder and is attached hereto as Exhibit B;

WHEREAS, pursuant to the Subscription Agreement, Stockholder has agreed to subscribe for and purchase from the Company 7,500,000 shares (the “Acquired Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for a purchase price per share of Common Stock equal to the arithmetic average of the daily volume-weighted average price per share of the shares of Common Stock on the New York Stock Exchange (“NYSE”) over a period of twenty (20) consecutive trading days ending on the last full trading day prior to June 28, 2024, less a discount of 10% from such arithmetic average, which represents a purchase price per share of Common Stock of $4.00 and an aggregate purchase price of $30,000,000 (the “Purchase Price”) upon the terms and subject to the conditions set forth in the Subscription Agreement; and

WHEREAS, pursuant to the Warrant Agreement, the Company has agreed to grant the Stockholder warrants to purchase an aggregate of 1,500,000 shares of Common Stock (the “Warrants”) with an exercise price of $0.01 per share (the “Warrant Price”) upon the terms and subject to the conditions set forth in the Warrant Agreement; and

WHEREAS, the Board of Directors of the Company has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Subscription Agreement and the Warrant Agreement and to consummate the transactions contemplated thereby, including the issuance of the Common Stock issuable pursuant to the Subscription Agreement and the issuance of the Warrants issuable pursuant to the Warrant Agreement (the “Issuance”), (ii) approved the execution, delivery and performance of the Subscription Agreement and the Warrant Agreement and the consummation of the transactions contemplated thereby, including the Issuance, upon the terms and subject to the conditions set forth in the Subscription Agreement and the Warrant Agreement, and (iii) resolved to recommend the adoption of the Subscription Agreement and the Warrant Agreement and the approval of the transactions contemplated thereby, including the Issuance, by the holders of the shares of the Company Common Stock, upon the terms and subject to the conditions set forth therein;

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Issuance be, and hereby is, authorized and approved in all respects, and that the undersigned Stockholder hereby votes all of the shares of capital stock of the Company held by such Stockholder and entitled to vote thereon in favor of the adoption and approval of the Subscription Agreement and the Warrant Agreement and the transactions contemplated thereby, including the Issuance; and

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FURTHER RESOLVED, that this written consent is coupled with an interest and is irrevocable.

This written consent shall be filed with the minutes of the meetings of the stockholders of the Company and shall be treated for all purposes as action taken at a meeting.

IN WITNESS WHEREOF, the Stockholder has executed this written consent effective as of June 28, 2024.

Embraer Aircraft Holding, Inc.
By:	/s/ Michael Klevens
Name:	Michael Klevens
Title:	Officer

By:	/s/ Gary Kretz
Name:	Gary Kretz
Title:	Officer

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Exhibit A – Subscription Agreement

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on June 28, 2024, by and between Eve Holding, Inc. (the “Issuer”), and the subscriber party set forth on the signature page hereto (“Subscriber”).

WHEREAS, Subscriber desires to subscribe for and purchase from the Issuer 7,500,000 shares (the “Acquired Shares”) of the Issuer’s common stock, par value $0.001 per share (the “Common Stock”), for a purchase price per share of Common Stock equal to the arithmetic average of the daily volume-weighted average price per share of the shares of Common Stock on the New York Stock Exchange (“NYSE”) over a period of twenty (20) consecutive trading days ending on the last full trading day prior to June 28, 2024, less a discount of 10% from such arithmetic average, which represents a purchase price per share of Common Stock of $4.00 and an aggregate purchase price of $30,000,000 (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Issuer on or prior to the Closing (as defined below); and

WHEREAS, the Issuer and Subscriber are executing and delivering this Subscription Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.     Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (the “Issuance” and, together with such subscription, the “Subscription”).

2.	Closing.
(a)	The closing of the Subscription contemplated hereby (the “Closing”) shall occur on the date that is the first business day after the 20th day after an information statement of the type contemplated by Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) related to the Issuance (such information statement, the “Information Statement”) is mailed to the stockholders of the Issuer; provided, if all of the conditions set forth in Section 2(b) have not been satisfied or waived as of such time (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof), then the Closing shall occur on the date which is two (2) business days after the first date on which all such conditions set forth in Section 2(b) shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) or such other time and place as the parties hereto may mutually agree in writing (the “Closing Date”). Subscriber shall deliver to the Issuer on the Closing Date the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer to the Subscriber (which account shall be specified by the Issuer at least two (2) business days prior to the Closing Date). On the Closing Date, the Issuer shall deliver to Subscriber (1) the Acquired Shares in book entry form, free and clear of any liens, encumbrances or other restrictions whatsoever (other than those arising under state or federal securities laws or imposed by Subscriber), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (2) a copy of the records of the transfer agent of the Issuer (the “Transfer Agent”) showing Subscriber as the owner of the Acquired Shares on and as of the Closing Date (the “Subscriber’s Deliveries”). For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday or Sunday, on which commercial banks in New York, New York, are open for the general transaction of business.
(b)	The Closing shall be subject to the satisfaction, or valid waiver by each of the parties hereto, of the conditions that, on the Closing Date:

(i)      solely with respect to the Issuer:

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(1)      the representations and warranties made by Subscriber in this Subscription Agreement shall be true and correct as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct as of such date), except for inaccuracies or the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or “Subscriber Material Adverse Effect” (as defined below) or another similar materiality qualification set forth herein), individually or in the aggregate, would not reasonably be expected to have a Subscriber Material Adverse Effect;

(2)      Subscriber shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Subscription Agreement to be performed, satisfied or complied with by Subscriber at or prior to the Closing;

(3)       Subscriber shall have delivered the Purchase Price in compliance with the terms of this Subscription Agreement; and

(4)     Issuer shall have obtained the required stockholder approval of the Issuance in accordance with the rules and regulations of the NYSE (the “Stockholder Approval”) by vote at a stockholder meeting or by written consent.

(ii)      solely with respect to Subscriber:

(1)       the representations and warranties made by the Issuer in this Subscription Agreement shall be true and correct as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct as of such date), except for inaccuracies or the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or “Issuer Material Adverse Effect” (as defined below) or another similar materiality qualification set forth herein), individually or in the aggregate, would not reasonably be expected to have an Issuer Material Adverse Effect;

(2)        the Issuer shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Subscription Agreement to be performed, satisfied or complied with by the Issuer at or prior to the Closing; and

(3)        no suspension of the qualification of the Common Stock for offering or sale or trading by the U.S. Securities and Exchange Commission (the “Commission”) or under applicable rules of the NYSE, or initiation or threatening in writing of any proceedings for any of such purposes, shall have occurred, and the Acquired Shares shall be approved for listing on NYSE, subject to official notice of issuance; and

(4)          Issuer shall have obtained the Stockholder Approval by vote at a stockholder meeting or by written consent.

(iii)      no governmental authority having applicable jurisdiction shall have enacted, issued, promulgated, enforced or entered any material judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Subscription Agreement (“Restraints”).

(c)	Upon the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber and the Issuer shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to reasonably assist and cooperate with the other party hereto in doing, all things reasonably necessary, proper or advisable under applicable legal requirements to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Subscription Agreement.
3.	Issuer Representations and Warranties. The Issuer represents and warrants to Subscriber that:
(a)	The Issuer and each of its subsidiaries is duly incorporated or formed (as applicable), validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation (as applicable), with all corporate, limited liability company, partnership or other entity power and authority to own, lease and operate its properties and conduct its business as presently conducted and, with respect to the Issuer, to enter into, deliver and perform its obligations under this Subscription Agreement. Except where such noncompliance would not reasonably be expected to constitute an Issuer Material Adverse Effect, the Issuer and each of its subsidiaries is duly qualified to do business as a foreign corporation and, to the extent applicable, in good standing, in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business required such qualification.

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(b)	As of the Closing Date, the Acquired Shares will be duly authorized by the Issuer and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances or other restrictions (except as otherwise stated herein) and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s certificate of incorporation and bylaws or under the laws of the State of Delaware or otherwise.
(c)	This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes the valid and binding agreement of Subscriber, this Subscription Agreement is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.
(d)	The execution, delivery and performance of this Subscription Agreement, including the issuance and sale of the Acquired Shares by the Issuer, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, which would reasonably be expected to have an Issuer Material Adverse Effect. For purposes of this Subscription Agreement, an “Issuer Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Issuer and its subsidiaries, taken together as a whole (on a consolidated basis), that, would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Issuer and its subsidiaries, taken together as a whole (on a consolidated basis), or the Issuer’s ability to consummate the transactions contemplated by this Subscription Agreement, including the issuance and sale of the Acquired Shares.
(e)	The Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Subscription Agreement, the Issuer is a party or by which the Issuer’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Issuer, or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.
(f)	The Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than, as applicable, (i) the filing with the Commission of the Registration Statement (as defined below); (ii) filings required by applicable state securities laws; (iii) filings required by NYSE; (iv) consents, waivers, authorizations, notices or filings that will be obtained or made on or prior to the Closing; (v) any filing, the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect and (vi) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D under the Securities Act.
(g)	Assuming the accuracy of the representations and warranties of Subscriber as set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Issuer to Subscriber in the manner contemplated by this Subscription Agreement. The Acquired Shares (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.
(h)	Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect, there is no (i) investigation, action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer, or (ii) judgment, decree, injunction, ruling or order of any governmental authority outstanding against the Issuer.
(i)	None of the Issuer nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up, nor does the Issuer or any of its subsidiaries have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

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(j)	The Issuer is not, and immediately after receipt of payment for the Acquired Shares, will not be, an “investment company” or a company “controlled by an investment company”, within the meaning of the Investment Company Act of 1940, as amended.
(k)	There has been no action taken by the Issuer, any of its subsidiaries, or any of its or their directors, officers or employees, or, to the best knowledge of the Issuer, any of its or their agents or representatives, in each case acting on behalf of the Issuer, in each case, in violation of any applicable Anti-Corruption Laws (as herein defined), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official (as such term is defined in the Foreign Corrupt Practices Act of 1977, amended (the “FCPA”) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of Anti-Corruption Laws, and the Issuer and its subsidiaries and, to the best knowledge of the Issuer, its other affiliates, have conducted their businesses in compliance with the Anti-Corruption Laws. The Issuer has not (i) been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws; (ii) conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws in any jurisdiction relating to corruption and bribery, including the FCPA, the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption to which the Issuer, its subsidiaries and its other affiliates are subject.
(l)	As of their respective filing dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports required to be filed by the Issuer with the Commission since January 1, 2023 (the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date thereof, there are no material outstanding or unresolved comments in comment letters received by the Issuer from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports. The financial statements of the Issuer and its subsidiaries included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, and fairly present in all material respects the financial position of the Issuer as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.
(m)	As of the date hereof, the authorized share capital of the Issuer consists of 1,000,000,000 shares of Common Stock and 100,000,000 preferred shares, par value $0.001 per share (“Preferred Shares”). As of the close of business on the date immediately prior to the date hereof: (i) 269,525,708 shares of Common Stock and no Preferred Shares are issued and outstanding; (ii) the Issuer’s outstanding warrants are as described in the SEC Reports (except for subsequent issuances, if any, (A) pursuant to this Subscription Agreement or (B) pursuant to the exercise of such warrants or the vesting of restricted stock units); (iii) no shares of Common Stock are subject to issuance upon exercise of outstanding options; and (iv) 2,934,179 shares of Common Stock are subject to issuance upon the vesting of outstanding restricted stock units.
(n)	All (i) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to and were not issued in violation of any preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to and were not issued in violation of any preemptive rights.
(o)	The Issuer’s subsidiaries consist of all the entities listed on Exhibit 21.1 to the Issuer’s Form 10-K/A filed with the Commission on May 24, 2023. Except as described in the SEC Reports, the Issuer, directly or indirectly, owns of record and beneficially, free and clear of all liens, all of the issued and outstanding capital stock or equity interests of each of its subsidiaries. All of the issued and outstanding capital stock or equity interests of the Issuer’s subsidiaries has been duly authorized and validly issued, and in the case of corporations, is fully paid and non-assessable. Except as described in the SEC Reports, there are no outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights for the purchase or acquisition from any of the Issuer’s subsidiaries of any securities of such subsidiaries nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights, conversion rights or rights of first refusal.
(p)	The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the NYSE. The Issuer has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act.

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(q)	The Issuer represents and warrants that none of its officers or directors is (i) a person named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or any similar list of sanctioned persons administered by the European Union or any individual European Union member state, or the United Kingdom (collectively, the “Sanctions Lists”); (ii) located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People's Republic region of Ukraine, the so-called Luhansk People's Republic region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States; (iii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (iv) providing banking services indirectly to a non-U.S. shell bank. The Issuer agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Issuer is permitted to do so under applicable law. The Issuer also represents that, to the extent required under applicable law, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs.
(r)	None of the Issuer, its subsidiaries or any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Acquired Shares under the Securities Act, whether through integration with prior offerings pursuant to Rule 502(a) of the Securities Act or otherwise.
4.	Subscriber Representations and Warranties. Subscriber represents and warrants to the Issuer that:
(a)	Subscriber has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation (to the extent applicable in the relevant jurisdiction), with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.
(b)	This Subscription Agreement has been duly authorized, executed and delivered by Subscriber and, assuming that this Subscription Agreement has been duly authorized, executed and delivered by the Issuer, this Subscription Agreement is the valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.
(c)	The execution, delivery and performance by Subscriber of this Subscription Agreement, including the consummation of the transactions contemplated hereby, have been duly authorized and approved by all necessary action. Subscriber acknowledges that Subscriber shall be responsible for any of Subscriber’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that neither the Issuer nor any of its affiliates, have provided any tax advice or any other representation or guarantee, whether written or oral, regarding the tax consequences of the transactions contemplated by this Subscription Agreement.
(d)	The execution, delivery and performance by Subscriber of this Subscription Agreement, including the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) Subscriber’s organizational documents or under any law, rule, regulation, agreement or other obligation by which Subscriber is bound; and (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of their respective properties, that would reasonably be expected to have a material adverse effect on the ability of Subscriber to enter into and timely perform its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”).
(e)	Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is a “qualified institutional buyer” or an “accredited investor” and is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an “accredited investor” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States or any other jurisdiction (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares, unless such newly formed entity is an entity in which all of the equity owners are “accredited investors” (within the meaning of Rule 501(a) under the Securities Act).

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(f)	Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber understands that it is acquiring its entire beneficial ownership interest in the Acquired Shares for Subscriber’s own account for investment purposes only and not with a view to any distribution of the Acquired Shares in any manner that would violate the securities laws of the United States or any other jurisdiction. Subscriber understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) pursuant to offers and sales that occur in an “offshore transaction” within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act (“Rule 144”), provided that all of the applicable conditions thereof (including those set out in Rule 144(i) which are applicable to the Issuer) have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, including pursuant to a private sale effected under Section 4(a)(7) of the Securities Act or applicable formal or informal Commission interpretation or guidance, such as a so-called “4(a)(1½)” sale, and that any certificates or book-entry records representing the Acquired Shares shall contain a legend to such effect. Subscriber understands and agrees that the Acquired Shares will be subject to the foregoing restrictions and, as a result, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares. By making the representations herein, Subscriber does not agree to hold any of the Acquired Shares for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Acquired Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.
(g)	Subscriber acknowledges and agrees that the book-entry position representing the Acquired Shares will bear or reflect, as applicable, a legend substantially similar to the following (provided that such legend shall be subject to removal in accordance with Section 5(f) hereof):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT THESE SECURITIES MAY NOT BE OFFERED, RESOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF BY THE HOLDER ABSENT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT EXCEPT (I) TO THE ISSUER OR A SUBSIDIARY THEREOF, (II) TO NON-U.S. PERSONS PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND THE APPLICABLE LAWS OF ANY OTHER JURISDICTION.”

(h)	Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Issuer. Subscriber further acknowledges that there have been no, and in purchasing the Acquired Shares Subscriber is not relying on any, representations, warranties, covenants or agreements made to Subscriber by the Issuer, its subsidiaries or any of their affiliates or any control persons, officers, directors, partners, agents or representatives, or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly stated in Section 3 of this Subscription Agreement.
(i)	To the extent applicable to it, Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

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(j)	In making its decision to purchase the Acquired Shares, Subscriber represents that it has conducted and completed its own independent due diligence, to the extent deemed appropriate by Subscriber, and has independently made its own analysis and decision with respect to the Subscription. Subscriber further represents that, except for the representations, warranties, covenants and agreements made by the Issuer herein, it is relying exclusively on its own sources of information, investment analysis and due diligence, to the extent deemed appropriate by Subscriber (including professional advice Subscriber deems appropriate) with respect to the Subscription, the Acquired Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Subscriber acknowledges and agrees that it has received, reviewed and understood the offering materials made available to it in connection with the Subscription and such other information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information from the Issuer directly as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares. However, neither any such inquiries, nor any due diligence investigation conducted by Subscriber or any of Subscriber’s professional advisors nor anything else contained herein, shall modify, limit or otherwise affect Subscriber’s right to rely on the Issuer’s representations, warranties, covenants and agreements contained in this Subscription Agreement.
(k)	Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Issuer or any of its affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing), other than the representations and warranties of the Issuer contained in Section 3 of this Subscription Agreement, in making its investment or decision to invest in the Issuer.
(l)	Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Issuer or a representative of the Issuer, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Issuer or a representative of the Issuer. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means.
(m)	Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial, business and private equity matters as to be capable of evaluating the merits and risks of an investment, both in general and with regard to transactions and investment strategies involving a security or securities, including Subscriber’s investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.
(n)	Subscriber represents and acknowledges that, alone, or together with any professional advisor(s), Subscriber has analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.
(o)	Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.
(p)	Subscriber represents and warrants that none of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function, is (i) a person or entity named on the Sanctions Lists; (ii) directly or indirectly owned or controlled by, or acting on behalf of, a person, that is named on a Sanctions List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People's Republic region of Ukraine, the so-called Luhansk People's Republic region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the BSA/PATRIOT Act, Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the Sanctions Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

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(q)	If Subscriber is or is acting on behalf of an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) none of the Issuer or any of its affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Shares; (ii) the decision to invest in the Acquired Shares has been made at the recommendation or direction of an “independent fiduciary” within the meaning of US Code of Federal Regulations 29 C.F.R. section 2510.3 21(c), as amended from time to time (the “Fiduciary Rule”) who is (1) independent of the Transaction Parties; (2) is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies (within the meaning of the Fiduciary Rule); (3) is a fiduciary (under ERISA and/or section 4975 of the Code) with respect to Subscriber’s investment in the Acquired Shares and is responsible for exercising independent judgment in evaluating the investment in the Acquired Shares; and (4) is aware of and acknowledges that (A) none of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the purchaser’s or transferee’s investment in the Acquired Shares, and (B) the Transaction Parties have a financial interest in the purchaser’s investment in the Acquired Shares on account of the fees and other remuneration they expect to receive in connection with transactions contemplated by this Subscription Agreement.
(r)	Subscriber represents and warrants that it has sufficient funds to pay the Purchase Price pursuant to Section 2.
(s)	Subscriber represents and warrants that it has not entered into any contract, agreement, commitment or arrangement to dispose of any Acquired Shares, and does not intend or expect to enter into any such contract, agreement, commitment or arrangement.
(t)	There has been no action taken by the Subscriber, any of its affiliates, or any of its or their directors, officers or employees, or, to the best knowledge of the Subscriber, any of its or their agents or representatives, in each case acting on behalf of the Subscriber, in each case, in violation of any applicable Anti-Corruption Laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of Anti-Corruption Laws, and the Subscriber and its subsidiaries and, to the best knowledge of the Subscriber, its other affiliates, have conducted their businesses in compliance with the Anti-Corruption Laws. Except as disclosed in Embraer S.A.’s filings with the SEC, the Subscriber has not (i) been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws; (ii) conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws.

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5.	Registration Rights.
(a)	The Issuer agrees that, as soon as practicable, but in no event later than ninety (90) calendar days after the Closing Date (the “Filing Date”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Acquired Shares (the “Registration Statement”), and the Issuer shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing and (ii) the tenth (10th) business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Date shall be extended by the same amount of days that the Commission remains closed for operations, provided, further, that the Issuer’s obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber, the intended method of disposition of the Acquired Shares (which shall be limited to non-underwritten public offerings) and such other information as shall be reasonably requested by the Issuer to effect the registration of the Acquired Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Acquired Shares. Any failure by the Issuer to file the Registration Statement by the Filing Date or to cause the effectiveness of such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or cause the effectiveness of the Registration Statement as set forth above in this Section 5. Upon the request of Subscriber, the Issuer will provide a draft of the Registration Statement and any amendments and supplements thereto to Subscriber at least two (2) business days in advance of filing the Registration Statement or any amendments or supplements thereto, and will reasonably promptly advise the Subscriber when the Registration Statement has been declared effective by the SEC, provided that, for the avoidance of doubt, in no event shall the Issuer be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, however, that, if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw its Acquired Shares from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Acquired Shares by Subscriber or otherwise, such Registration Statement shall register for resale such number of Acquired Shares which is equal to the maximum number of Acquired Shares as is permitted by the Commission. In such event, the number of Acquired Shares to be registered for Subscriber shall be reduced pro rata among all subscribers. In the event the Issuer amends the Registration Statement in accordance with the foregoing, the Issuer will use its commercially reasonable efforts to promptly file with the Commission one or more registration statements to register the resale of those Registrable Securities (as defined below) that were not registered on the initial Registration Statement, as so amended and to cause such amendment or Registration Statement to become effective as promptly as practicable. The Issuer will, at its own expense, use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until all such securities cease to be Registrable Securities or such shorter period upon which each holder of Registrable Securities included in such Registration Statement have notified the Issuer that such Registrable Securities have actually been sold. The Issuer will provide all customary and commercially reasonable cooperation necessary to (i) enable Subscriber to resell the Acquired Shares pursuant to the Registration Statement or Rule 144, as applicable, (ii) qualify the Acquired Shares for listing on NYSE, (iii) update or amend the Registration Statement as necessary to include Registrable Securities and (iv) provide customary notice to holders of Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, the Acquired Shares and any other equity security of the Issuer issued or issuable with respect to the Acquired Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities at the earliest of: (A) when Subscriber ceases to hold any Registrable Securities; (B) the date all Registrable Securities held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144, and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144; (C) when such securities shall have ceased to be outstanding or (D) three (3) years from the date of effectiveness of the Registration Statement.
(b)	In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Issuer shall:

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(i)        except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, for as long as Subscriber continues to hold Registrable Securities;

(ii)          advise Subscriber, as promptly as practicable but in any event, within three (3) business days:

(1)       when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)       after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(3)     of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(4)       subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (and in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding the Issuer;

(iii)          use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)         upon the occurrence of any event contemplated in Section 5(b)(ii)(4), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to, as soon as reasonably practicable, prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Acquired Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)           use its commercially reasonable efforts to cause all Acquired Shares to be listed on NYSE;

(vi)          allow Subscriber to review disclosure specifically regarding Subscriber in the Registration Statement on reasonable advance notice; and

(vii)         use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Acquired Shares.

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(c)	Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay the filing or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (x) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (y) the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Issuer’s board of directors reasonably believes would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose or legal obligations for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, to cause the Registration Statement to fail to comply with applicable disclosure requirements or (z) in the good faith judgment of the majority of the members of the Issuer’s board of directors, upon the advice of legal counsel, such filing or effectiveness or use of such Registration Statement, would be seriously detrimental to the Issuer and the majority of the members of the Issuer’s board of directors concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Acquired Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.
(d)	Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 5; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5(d)) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.
(e)	Indemnification.

(i)         The Issuer shall, notwithstanding the termination of this Subscription Agreement, indemnify and hold harmless, to the extent permitted by law, Subscriber, its directors, officers, employees, affiliates, agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or the Exchange Act) and the officers, directors and employees of each such controlling person from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) that arise out of, are based upon, or are caused by any untrue statement of material fact contained in any Registration Statement (or incorporated by reference therein), prospectus included in any Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or document incorporated by reference therein or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statements, omissions or alleged omissions are caused by or contained in any information furnished in writing to the Issuer by or on behalf of such Subscriber expressly for use therein. The indemnification contained in this Section 5(e)(i) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such person to deliver or cause to be delivered a Prospectus made available by the Issuer in a timely manner or (B) in connection with any offers or sales effected by or on behalf of Subscriber in violation of this Subscription Agreement.

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(ii)         In connection with any Registration Statement in which Subscriber is participating, Subscriber agrees to indemnify and hold harmless, to the extent permitted by law, the Issuer, its directors, officers, agents, employees and affiliates and each person or entity who controls the Issuer (within the meaning of Section 15 of the Securities Act) and the officers, directors and employees of each such controlling person against any Losses, resulting from, arising out or that are based upon of any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission was made (or not made in the case of an omission) in reliance on, and in conformity with, any information or affidavit so furnished in writing by or on behalf of Subscriber expressly for use therein; provided, however, that in no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber from the sale of Acquired Shares pursuant to such Registration Statement giving rise to such indemnification obligation and provided further that the indemnification contained in this Section 5(e)(ii) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed).

(iii)           Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (together with one firm of local counsel (in each jurisdiction)) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iv)            The indemnification provided under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Acquired Shares.

(v)              If the indemnification provided under this Section 5(e) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 5(e)(i), 5(e)(ii), 5(e)(iii), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(e)(v) from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 5(e)(v) by any seller of Acquired Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Acquired Shares pursuant to the Registration Statement.

(f)	The Issuer will use its commercially reasonable efforts to (A) at the reasonable request of Subscriber, deliver all the necessary documentation to cause the Transfer Agent to remove all restrictive legends from any Acquired Shares being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of the Acquired Shares, or that may be sold by Subscriber without restriction under Rule 144, including without limitation, any volume, information and manner of sale restrictions, and (B) deliver or cause its legal counsel to deliver to the Transfer Agent the necessary legal opinions or instruction letters required by the Transfer Agent, if any, in connection with the instruction under clause (A), in each case in the case of clauses (A) and (B), upon the receipt of Subscriber representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) the Issuer and its counsel. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Acquired Shares to the Issuer upon reasonable request to assist the Issuer in making the determination described above.

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6.	Termination.
(a)	This Subscription Agreement may be terminated at any time prior to the Closing:

(i)          by the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement;

(ii)        by either the Issuer or the Subscriber upon written notice to the other, if the Closing has not occurred on or prior to the date that is sixty (60) days after the date hereof (the “Termination Date”); provided that the right to terminate this subscription Agreement under this Section 6(a)(ii) shall not be available to any party if any breach by such party of its representations and warranties set forth in this Subscription Agreement or the failure of such party to perform any of its obligations under this Subscription Agreement has been a principal cause of or primarily resulted in the events specified in this Section 6(a)(ii);

(iii)         by either the Issuer or the Subscriber if any Restraint enjoining or otherwise prohibiting consummation of the transactions contemplated by this Subscription Agreement shall be in effect and shall have become final and non-appealable prior to the Closing Date; provided that the party seeking to terminate this Subscription Agreement pursuant to this Section 6(a)(iii) shall have used reasonable best efforts to remove such Restraint to the extent applicable to such party or its affiliates;

(iv)         by the Subscriber if the Issuer shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Subscription Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 2(b)(ii) and (ii) is incapable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within thirty (30) calendar days (but in no event later than the Termination Date) following receipt by the Issuer of written notice of such breach or failure to perform from the Subscriber stating the Subscriber’s intention to terminate this Subscription Agreement pursuant to this Section 6(a)(iv) and the basis for such termination; provided that the Subscriber shall not have the right to terminate this Subscription Agreement pursuant to this Section 6(a)(iv) if the Subscriber is then in material breach of any of its representations, warranties, covenants or agreements hereunder which breach would give rise to the failure of a conditions set forth in Section 2(b)(i)(1) or 2(b)(i)(2); or

(v)           by the Issuer if the Subscriber shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Subscription Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 2(b)(i)(1) or 2(b)(i)(2) and (ii) is incapable of being cured prior to the Termination Date, or if capable of being cured, shall not have been cured within thirty (30) calendar days (but in no event later than the Termination Date) following receipt by the Subscriber of written notice of such breach or failure to perform from the Issuer stating the Issuer’s intention to terminate this Subscription Agreement pursuant to this Section 6(a)(v) and the basis for such termination; provided that the Issuer shall not have the right to terminate this Subscription Agreement pursuant to this Section 6(a)(v) if the Issuer is then in material breach of any of its representations, warranties, covenants or agreements hereunder which breach would give rise to the failure of a condition set forth in Section 2(b)(ii)(1) or 2(b)(ii) (2).

(b)	Any termination of this Subscription Agreement as provided in Section 6(a) shall be effective upon delivery of written notice thereof to the other party, specifying the provision hereof pursuant to which such termination is made, and this Subscription Agreement shall be void and of no further force and effect (except for those provisions expressly contemplated to survive termination of this Subscription Agreement in accordance with Section 10(d)), and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof (except with respect to those provisions expressly contemplated to survive termination of this Subscription Agreement in accordance with Section 10(d)); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover Losses, liabilities or damages arising from such breach.

7.      Additional Agreements of Subscriber.  Subscriber hereby agrees that neither it, nor any person or entity legally acting on its behalf or pursuant to any understanding with it, shall execute any short sales (as such term is defined in Regulation SHO under the Exchange Act, 17 CFR 242.200) or engage in other hedging transactions of any kind with respect to the Acquired Shares during the period from the date of this Subscription Agreement through the Closing (or such earlier termination of this Subscription Agreement). Nothing in this Section 7 shall prohibit any other investment portfolios of Subscriber that is not legally acting on its behalf or pursuant to any understanding with it from entering into any short sales or engaging in other hedging transactions. Subscriber hereby agrees that neither it, nor any person or entity legally acting on its behalf or pursuant to any understanding with it, will, prior to or on the Closing Date, enter into any contract, agreement, commitment or arrangement to dispose of any Acquired Shares.

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8.	Issuer’s Covenants.
(a)	Except as contemplated herein, the Issuer, its subsidiaries and their respective controlled affiliates shall not, and shall cause any person acting on behalf of any of the foregoing to not, take any action or steps that would require registration of the issuance of any of the Acquired Shares under the Securities Act.
(b)	Following such time as Rule 144 is available, with a view to making available to Subscriber the benefits of Rule 144, the Issuer agrees, for so long as Subscriber holds Acquired Shares to:

(i)          make and keep public information available, as those terms are understood and defined in Rule 144; and

(ii)       furnish to Subscriber so long as it owns Acquired Shares, promptly upon request, (x) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer (public availability on the Commission’s EDGAR system (or successor system) being sufficient) and (z) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration.

(c)	Immediately following the execution and delivery of this Agreement by the parties hereto, the Issuer shall, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), use its commercially reasonable efforts to seek and obtain the Stockholder Approval by written consent of Embraer Aircraft Holding, Inc. in the form attached as Exhibit A hereto (the “Stockholder’s Written Consent”). As soon as practicable after execution of this Agreement, the Issuer shall prepare and file with the Securities and Exchange Commission (the “SEC”) the Information Statement. The Issuer shall use its commercially reasonable efforts to resolve all SEC comments with respect to the Information Statement as promptly as reasonably practicable after receipt thereof and to have the Information Statement cleared by the staff of the SEC as promptly as reasonably practicable after such filing. The Issuer shall make any necessary filings with respect to the Issuance under the Exchange Act and the rules and regulations thereunder.
9.	Subscriber’s Covenant.
(a)	Immediately following the execution of this Agreement, Subscriber shall execute and deliver to the Issuer the Stockholder’s Written Consent.
10.	Miscellaneous.
(a)	Each party hereto acknowledges that the other party hereto and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein with respect to it are no longer accurate in all material respects.
(b)	Each of the Issuer and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(c)	This Subscription Agreement may not be transferred or assigned without the prior written consent of the other party hereto, and any such attempted transfer or assignment shall be void.
(d)	All of the representations and warranties contained in this Subscription Agreement shall survive the Closing. All of the covenants and agreements made by each party in this Subscription Agreement shall survive the Closing until the applicable statute of limitations or in accordance with their respective terms, if a shorter period.
(e)	The Issuer may request from Subscriber such additional information as the Issuer may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Issuer agrees to keep any such information provided by Subscriber confidential.
(f)	This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto.
(g)	This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

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(h)	Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)	If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
(j)	This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.
(k)	Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated by this Subscription Agreement.
(l)	Except as otherwise provided in this Subscription Agreement, the Issuer shall be solely responsible for the fees of the Transfer Agent and stamp taxes associated with the issuance of the Acquired Shares.
(m)	Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iv) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

if to Subscriber, to such address or addresses set forth on the signature page hereto;

if to the Issuer, to:

Eve Holding, Inc.
1400 General Aviation Drive

Melbourne, Florida 32935
Attention: Simone Galvao De Oliveira, General Counsel

Email: simone.oliveira@eveairmobility.com

with a required copy to (which copy shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention:               Thomas W. Greenberg
Email:                     Thomas.Greenberg@skadden.com

if to Subscriber, to:

Embraer Aircraft Holding, Inc.

Avenida Dra. Ruth Cardoso, 8501,

30th floor (part), Pinheiros

São Paulo, SP, 05425-070, Brazil

Attn: Fabiana Klajner Leschziner

Email: fabiana.leschziner@embraer.com.br

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(n)	The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.
(o)	This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE), OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 10(m) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10(o).

(p)	If any change in the Common Stock shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, then the number of Acquired Shares issued to Subscriber shall be appropriately adjusted to reflect such change.
(q)	The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires; (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Subscription Agreement; (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with generally accepted accounting principles; (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter; (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Eve Holding, Inc.

By:	/s/ Johann Bordais
Name:	Johann Bordais
Title:	Chief Executive Officer

By:	/s/ Eduardo Couto
Name:	Eduardo Couto
Title:	Chief Financial Officer

Date: June 28, 2024

Embraer Aircraft Holding, Inc.
By:	/s/ Michael Klevens
Name:	Michael Klevens
Title:	Officer

By:	/s/ Gary Kretz
Name:	Gary Kretz
Title:	Officer
Subscriber’s EIN:	65-1156742
Address:	Avenida Dra. Ruth Cardoso, 8501,
30th floor (part), Pinheiros
São Paulo, SP, 05425-070, Brazil
Attn: Fabiana Klajner Leschziner
Telephone No.:	+55(11)98362-9821

Date: June 28, 2024

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SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

	1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

	2.	☐ We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	ACCREDITED INVESTOR STATUS (Please check each of the following subparagraphs):

1.

✓ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor”.

	2.	✓ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box)
SUBSCRIBER:

	✓	is:

	☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the Issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below that apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

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☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐ An investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

☐ An investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Securities Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

✓ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act;

☐ An entity, of a type not listed in any of the foregoing paragraphs, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐ A “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐ A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1), of a family office meeting the requirements in the foregoing paragraph and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) in the foregoing paragraph;

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000.  For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

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Exhibit B – Warrant Agreement

WARRANT AGREEMENT

THIS WARRANT AGREEMENT, dated as of June 28, 2024 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), is by and between Eve Holding, Inc., a Delaware corporation (the “Company”), and Embraer Aircraft Holding, Inc., a Delaware corporation (the “Warrantholder”).

WHEREAS, on October 9, 2023, the Warrantholder or one of its Affiliates (as defined below), EVE UAM, LLC, a limited liability company and wholly-owned subsidiary of the Company (“Eve”), and Embraer S.A., a Brazilian corporation (sociedade anônima), entered into that certain supply agreement, pursuant to which, among other things, subject to the terms and conditions therein set forth, the Warrantholder or one of its Affiliates agreed to supply certain products and services to the Company’s eVTOLs (the “Supply Relationship”);

WHEREAS, on the date hereof, the Warrantholder entered into a subscription agreement (the “Subscription Agreement”) with the Company, pursuant to which, among other things, the Warrantholder agreed to subscribe for and purchase from the Company 7,500,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) for a purchase price per share of Common Stock equal to the arithmetic average of the daily volume-weighted average price per share of the shares of Common Stock on the New York Stock Exchange (“NYSE”) over a period of twenty (20) consecutive trading days ending on the last full trading day prior to June 28, 2024, less a discount of 10% from such arithmetic average, which represents a purchase price per share of Common Stock of $4.00 and an aggregate purchase price of $30,000,000, on the terms and subject to the conditions set forth therein (the “Investment”);

WHEREAS, in connection with the Investment and the Supply Relationship, the Company has, by resolution of its board of directors passed on or around the date hereof, resolved to create, issue and deliver the Warrant (as defined below) to the Warrantholder pursuant to the terms and subject to the conditions set forth herein;

WHEREAS, the Company desires to provide for the form and provisions of the Warrant, the terms and conditions upon which it shall be issued and exercised, and the respective rights, limitation of rights and immunities of the Company and the Warrantholder; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrant, when executed by the Company, as provided herein, the legally valid and binding obligation of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                  Definitions and Interpretation.

1.1               Definitions. In this Agreement, unless the context otherwise requires, each of the following words and expressions shall have the following meanings:

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise.  The term “control” (including, with correlative meaning, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

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“Agreement” has the meaning set forth in the preamble to this Agreement.

“Alternative Issuance” has the meaning set forth in Section 6.4.

“Airworthiness Authority” means the ANAC – Agência Nacional de Aviação Civil (Civil Aviation Agency of Brazil), EASA – European Aviation Safety Agency, the FAA – Federal Aviation Administration and any successors thereto, or such other airworthiness authority that the Company and the Warrantholder may agree in writing, under which eVTOL will be certified, and any successor thereto.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or São Paulo, Brazil are authorized or required by law to close.

“Closing” means the time of consummation of the Investment.

“Commission” has the meaning set forth in Section 8.4(a).

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Effectiveness Date” has the meaning set forth in Section 8.4(a).

“Election to Purchase” has the meaning set forth in Section 5.3.

“enforcement action” has the meaning set forth in Section 9.3.

“Eve” has the meaning set forth in the preamble to this Agreement.

“eVTOL” means a passenger or cargo aircraft with hybrid/electric propulsion with vertical take-off and landing capabilities, with maximum range of no more than 200 nautical miles (370.4 kilometers).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Period” has the meaning set forth in Section 5.2.

“Expiration Date” has the meaning set forth in Section 5.2.

“Fair Market Value” has the meaning set forth in Section 6.1.

“Filing Date” has the meaning set forth in Section 8.4(a).

“foreign action” has the meaning set forth in Section 9.3.

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“Investment” has the meaning set forth in the recitals to this Agreement.

“Opt-Out Notice” has the meaning set forth in Section 8.4(d).

“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or any political subdivision, agency or instrumentality or other entity of any kind.

“Registrable Securities” has the meaning set forth in Section 8.4(a).

“Registration Statement” has the meaning set forth in Section 8.4(a).

“Securities Act” means the Securities Act of 1933, as amended.

“Subscription Agreement” has the meaning set forth in the recitals to this Agreement.

“Suspension Event” has the meaning set forth in Section 8.4(c).

“Type Certification” means the document that grants the airworthiness approval for the Company’s eVTOL, confirming that the Company’s eVTOL design complies with the airworthiness requirements established by the relevant Airworthiness Authority.  For clarity, “Type Certification” includes, but is not limited to, the approval of the type design, the issuance of a production certificate and the issuance of an airworthiness certificate, by the Airworthiness Authority.

“Warrant” means the warrant issued by the Company in accordance with this Agreement and all rights conferred by it, including the subscription rights, in respect of the Warrant Shares.

“Warrant Price” has the meaning set forth in Section 5.1.

“Warrant Register” has the meaning set forth in Section 4.3.1.

“Warrant Shares” means 1,500,000 shares of Common Stock.

“Warrantholder” has the meaning set forth in the preamble to this Agreement.

1.2               Interpretation.

1.2.1          Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto,” “hereunder” and derivative or similar words refer to this entire Agreement; (iv) the terms “Section” or “Exhibit” refer to the specified Section or Exhibit of this Agreement; (v) the word “including” shall mean “including, without limitation”; (vi) the word “or” shall be disjunctive but not exclusive; (vii) reference to any Person includes such Person’s successors and permitted assigns; (viii) reference to any statutes or regulations means such statute or regulation as amended, modified, codified, replaced or re-enacted, in whole or in part, from time to time, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder; and (ix) references to amounts of currency are references to United States Dollars.

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1.2.2          Unless the context of this Agreement otherwise requires, (i) references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation; and (ii) all the agreements (including this Agreement), documents or instruments herein defined mean such agreements, documents or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof.

1.2.3          Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the immediately following Business Day.

2.                 Effectiveness, Conditions and Termination.

2.1               The issuance of the Warrant and the Warrantholder’s right to exercise its rights under this Agreement shall be conditional upon the Closing.

2.2               The Warrant, if and when issued, will be subject to the Company’s bylaws and the Company’s certificate of incorporation and the terms and conditions of this Agreement, which are binding upon the Company and the Warrantholder.  In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the Company’s bylaws or certificate of incorporation, this Agreement shall prevail between the Company and the Warrantholder.

2.3               Issuer shall have obtained the required stockholder approval of the issuance of the Warrant in accordance with the rules and regulations of the NYSE (the “Stockholder Approval”) by vote at a stockholder meeting or by written consent.

3.                 Issue of the Warrant. Subject to Section 2.1, immediately after the Closing, the Company shall issue the Warrant to the Warrantholder.3.                 Warrant.

4.1               Form of Warrant. The Warrant shall be issued in registered form only and, if a physical certificate is issued, shall be in substantially the form of Exhibit A hereto, the provisions of which are incorporated herein and shall be signed by, or bear the facsimile signature of, the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary or other principal officer of the Company. In the event the Person whose facsimile signature has been placed upon the Warrant shall have ceased to serve in the capacity in which such Person signed the Warrant before the Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

4.2               Effect of Countersignature. Unless and until countersigned by the Company pursuant to this Agreement, a Warrant certificate shall be invalid and of no effect and may not be exercised by the Warrantholder.

4.3               Registration.

4.3.1          Warrant Register. The Company shall maintain books (the “Warrant Register”) for the registration of the original issuance and transfers of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

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4.3.2          Registered Holder. Prior to due presentment for registration of transfer of the Warrant pursuant to Section 7, the Company may deem and treat the Person in whose name the Warrant is registered in the Warrant Register as the absolute owner of the Warrant, for the purpose of any exercise thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

5.                 Terms and Exercise of Warrant.

5.1               Warrant Price. The Warrant shall entitle the Warrantholder, subject to the provisions of the Warrant and this Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $0.01 per share, subject to the adjustments provided in Section 6 hereof. The term “Warrant Price” as used in this Agreement shall mean the price per share at which shares of Common Stock may be purchased at the time the Warrant is exercised.

5.2               Duration of Warrant. The Warrant may be exercised only during the period (the “Exercise Period”) commencing on the tenth (10th) Business Day after the date on which the first Type Certification is obtained, and terminating on the earlier to occur of: (a) at 5:00 p.m., New York City time on the date that is one (1) year after the date on which the first Type Certification is obtained; and (b) the liquidation of the Company (the “Expiration Date”).  If the Warrant is not exercised on or before the Expiration Date, upon written notice by the Company to the Warrantholder of at least five (5) Business Days prior to such Expiration Date, the Warrant shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at 5:00 p.m. New York City time on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrant by delaying the Expiration Date.

5.3                  Exercise of Warrant.

5.3.1          Payment. Subject to the provisions of the Warrant and this Agreement, the Warrant may be exercised by the Warrantholder on more than one occasion by delivering to the Company (i) the definitive warrant certificate evidencing the Warrant, (ii) an election to purchase (“Election to Purchase”) shares of Common Stock pursuant to the exercise of the Warrant, properly completed and executed by the Warrantholder on the reverse of the definitive warrant certificate, and (iii) payment in full of the Warrant Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the shares of Common Stock and the issuance of such shares of Common Stock in lawful money of the United States, by certified check or bank draft payable to the order of the Company, or by wire transfer of immediately available funds.

5.3.2          Issuance of Shares of Common Stock on Exercise. As soon as practicable after the exercise of the Warrant and the clearance of the funds in payment of the Warrant Price, the Company shall issue to the Warrantholder (or one or more Affiliates of the Warrantholder as directed by the Warrantholder in writing along with the Election to Purchase) a book-entry position or certificate, as applicable, for the number of full shares of Common Stock to which the Warrantholder is entitled, registered in the Warrantholder’s name or names of one or more Affiliates of the Warrantholder as directed by the Warrantholder, and if the Warrant shall not have been exercised in full, a countersigned Warrant for the number of shares of Common Stock as to which the Warrant shall not have been exercised. In no event will the Company be required to net cash settle the Warrant exercise.

5.3.3          Valid Issuance. The Warrant has been duly authorized and is validly issued. All shares of Common Stock issued upon the proper exercise of the Warrant in conformity with this Agreement shall be validly issued, fully paid and non-assessable, and free and clear of all security interests, claims, liens, equities and other encumbrances (other than restrictions on transfer under applicable securities laws).

5.3.4          Date of Issuance. The Warrantholder or an Affiliate of the Warrantholder in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the shares of Common Stock issued upon exercise of the Warrant on the date on which the Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares of Common Stock at the close of business on the next succeeding date on which the share transfer books are open.

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6.                 Adjustments.

6.1               Stock Dividends.  If after the date hereof, and subject to the provisions of Section 6.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a forward or reverse split of shares of Common Stock or other similar event, then, on the effective date of such stock dividend, split or similar event, the number of shares of Common Stock issuable on exercise of the Warrant shall be increased or decreased in proportion to such increase in the outstanding shares of Common Stock. A rights offering to all or substantially all holders of the Common Stock entitling holders to purchase shares of Common Stock at a price less than the “Fair Market Value” shall be deemed a stock dividend of a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for the Common Stock) multiplied by (ii) one (1) minus the quotient of (x) the price per share of Common Stock paid in such rights offering divided by (y) the Fair Market Value. For purposes of this Section 6.1, (i) if the rights offering is for securities convertible into or exercisable for shares of Common Stock, in determining the price payable for the shares of Common Stock, there shall be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “Fair Market Value” means the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

6.2                  Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 6.6 hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of the Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

6.3               Adjustments in Warrant Price.  Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrant is adjusted, as provided in Section 6.1 or 6.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying the Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

6.4               Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under Section 6.1 or 6.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another entity or conversion of the Company as another entity (other than a consolidation or merger in which the Company is the continuing corporation (and is not a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions immediately before such transaction) and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holder of the Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the Warrant would have received if the holder had exercised its Warrant immediately prior to such event (the “Alternative Issuance”); provided, however, that if the holders of the Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the Common Stock in such consolidation or merger that affirmatively make such election.

6.5               Notices of Changes in Warrant. Upon the occurrence of any event specified in Sections 6.1, 6.2, 6.3 6.4 or 6.8, the Company shall give written notice of the occurrence of such event to the holder of the Warrant, at the last address set forth for the holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

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6.6               No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares of Common Stock upon the exercise of the Warrant. If, by reason of any adjustment made pursuant to this Section 6, the holder of the Warrant would be entitled, upon the exercise of the Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up to the nearest whole number the number of shares of Common Stock to be issued to the Warrantholder.

6.7               Form of Warrant. The form of the Warrant need not be changed because of any adjustment pursuant to this Section 6, and the Warrant issued after such adjustment may state the same Warrant Price and the same number of shares of Common Stock as is stated in the Warrant initially issued pursuant to this Agreement; provided, however, that the Company may at any time in its sole discretion make any change in the form of the Warrant that the Company may deem appropriate to give effect to such adjustments and that does not affect the substance thereof or this Agreement (including any rights or obligations of the Warrantholder under this Agreement), and the Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

6.8               Other Events. In case any event shall occur affecting the Company as to which none of the provisions of the preceding subsections of this Section 6 are strictly applicable, but which would require an adjustment to the terms of the Warrant in order to (i) avoid an adverse impact on the Warrant and (ii) effectuate the intent and purpose of this Section 6, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrant is necessary to effectuate the intent and purpose of this Section 6 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrant in a manner that is consistent with any adjustment recommended in such opinion.

7.                 Transfer of Warrant.  The Warrantholder may not sell, assign, transfer, pledge or dispose of any portion of the Warrant without the prior written consent of the Company, provided that the Warrantholder may sell, assign, transfer, pledge or dispose of any portion of the Warrant to an Affiliate of the Warrantholder without the prior written consent of the Company; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement.

7.                 Other Provisions Relating to the Rights of the Holder of the Warrant.

8.1               No Rights as Stockholder. The Warrant does not entitle the Warrantholder to any of the rights of a stockholder of the Company prior to the exercise hereof as set forth in Section 5.3, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, except as expressly set forth in Section 6.

8.2               Lost, Stolen, Mutilated, or Destroyed Warrant. If the Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

8.3               Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that shall be sufficient to permit the exercise in full of the outstanding Warrant issued pursuant to this Agreement.

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8.4               Registration Rights.

(a)              The Warrantholder agrees that, as soon as practicable, but in no event later than ninety (90) calendar days after the first day of the Exercise Period of the Warrant (the “Filing Date”), the Company will file with the U.S. Securities and Exchange Commission (the “Commission”) (at the Company’s sole cost and expense) a registration statement registering the resale of the Warrant Shares issuable upon exercise of the Warrant (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day (if the Commission notifies the Company that it will “review” such Registration Statement) following the first day of the Exercise Period and (ii) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Date shall be extended by the same amount of days that the Commission remains closed for operations; provided, further, that the Company’s obligations to include the Warrant Shares in the Registration Statement are contingent upon the Warrantholder furnishing in writing to the Company such information regarding the Warrantholder, the securities of the Company held by the Warrantholder, the intended method of disposition of the Warrant Shares (which shall be limited to non-underwritten public offerings) and such other information as shall be reasonably requested by the Company to effect the registration of the Warrant Shares, and the Warrantholder shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of any Registration Statement during any customary blackout or similar period or as permitted hereunder; provided that Warrantholder shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Warrant Shares. Any failure by the Company to file the Registration Statement by the Filing Date or to effect the Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this Section 8.4. The Company will provide a draft of the Registration Statement to the Warrantholder at least two (2) Business Days in advance of filing the Registration Statement or any amendments or supplements thereto, and will reasonably promptly advise the Subscriber when the Registration Statement has been declared effective by the SEC. In no event shall the Warrantholder be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, however, that, if the Commission requests that the Warrantholder be identified as a statutory underwriter in the Registration Statement, the Warrantholder will have an opportunity to withdraw the Warrant Shares from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Warrant Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Warrant Shares by the Warrantholder or otherwise, such Registration Statement shall register for resale such number of Warrant Shares which is equal to the maximum number of Warrant Shares as is permitted by the Commission. In such event, the number of shares of Common Stock to be registered for the Warrantholder or other holders of shares of Common Stock named in such Registration Statement shall be reduced pro rata among all such holders. In the event the Company amends the Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to promptly file with the Commission one or more registration statements to register the resale of those Registrable Securities (as defined below) that were not registered on the initial Registration Statement, as so amended and to cause such amendment or Registration Statement to become effective as promptly as practicable. The Company will, at its own expense, use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until all applicable securities cease to be Registrable Securities or such shorter period upon which each holder of Registrable Securities included in the Registration Statement have notified the Company that such Registrable Securities have actually been sold. The Company will provide all customary and commercially reasonable cooperation necessary to (i) enable the Warrantholder to resell the Warrant Shares pursuant to the Registration Statement or Rule 144, as applicable, (ii) qualify the Warrant Shares for listing on the primary stock exchange on which the Company’s Common Stock are then listed, (iii) update or amend the Registration Statement as necessary to include applicable Registrable Securities and (iv) provide customary notice to holders of Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, with respect to the Registration Statement, the Warrant Shares and any other equity security of the Company issued or issuable with respect to the Warrant Shares registered for resale under the Registration Statement by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities with respect to the Registration Statement at the earliest of: (A) when the Warrantholder ceases to hold any Registrable Securities registered for resale under the Registration Statement; (B) the date all Registrable Securities held by the Warrantholder registered for resale under the Registration Statement may be sold without restriction under Rule 144, including, without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144, and without the requirement for the Company to be in compliance with the current public information required under Rule 144, (C) when such securities shall have ceased to be outstanding or (D) three (3) years from the date of effectiveness of the Registration Statement.

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(b)   In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Warrantholder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i)  except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Warrantholder, and to keep the Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, for as long as the Warrantholder continues to hold applicable Registrable Securities;

(ii)  advise the Warrantholder, as promptly as practicable but in any event, within three (3) Business Days:

(1)  when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(2)  after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(3)  of the receipt by the Company of any notification with respect to the suspension of the qualification of any Warrant Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(4)  subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (and in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

              Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the Warrantholder of such events, provide the Warrantholder with any material, nonpublic information regarding the Company other than to the extent that providing notice to the Warrantholder of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding the Company;

(iii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

(iv) upon the occurrence of any event contemplated in Section 8.4(b)(ii)(4), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Company shall use its commercially reasonable efforts to, as soon as reasonably practicable, prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Warrant Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)  use its commercially reasonable efforts to cause all Warrant Shares to be listed on the primary securities exchange or market, if any, on which the Common Stock issued by the Company have been listed;

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(vi) allow the Warrantholder to review disclosure specifically regarding the Warrantholder in the Registration Statement on reasonable advance notice; and

(vii) use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Warrant Shares pursuant to this Section 8.4.

(c)      Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay the filing or postpone the effectiveness of the Registration Statement, and from time to time to require the Warrantholder not to sell under the Registration Statement or to suspend the effectiveness thereof, if it determines that in order for the Registration Statement not to contain a material misstatement or omission, (x) an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, (y) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose or legal obligations for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, to cause the Registration Statement to fail to comply with applicable disclosure requirements or (z) in the good faith judgment of the majority of the members of the Company’s board of directors, upon the advice of legal counsel, such filing or effectiveness or use of the Registration Statement, would be seriously detrimental to the Company and the majority of the members of the Company’s board of directors concludes as a result that it is essential to defer such filing (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Warrantholder agrees that (i) it will immediately discontinue offers and sales of the Warrant Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Warrantholder receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Warrantholder will deliver to the Company or, in the Warrantholder’s sole discretion destroy, all copies of the prospectus covering the Warrant Shares in the Warrantholder’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Warrant Shares shall not apply (i) to the extent the Warrantholder is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(d)              The Warrantholder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that the Warrantholder not receive notices from the Company otherwise required by this Section 8.4; provided, however, that the Warrantholder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Warrantholder (unless subsequently revoked), (i) the Company shall not deliver any such notices to the Warrantholder and the Warrantholder shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Warrantholder’s intended use of an effective Registration Statement, the Warrantholder will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 8.4(d)) and the related suspension period remains in effect, the Company will so notify the Warrantholder, within one (1) Business Day of the Warrantholder’s notification to the Company, by delivering to the Warrantholder a copy of such previous notice of Suspension Event, and thereafter will provide the Warrantholder with the related notice of the conclusion of such Suspension Event promptly following its availability.

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(e)              Indemnification.

(i)     The Company shall, notwithstanding the termination of this Agreement, indemnify and hold harmless, to the extent permitted by law, the Warrantholder, its directors, officers, employees, Affiliates, agents, and each Person who controls the Warrantholder (within the meaning of Section 15 of the Securities Act or the Exchange Act) and the officers, directors and employees of each such controlling Person from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) that arise out of, are based upon, or are caused by any untrue statement of material fact contained in the Registration Statement (or incorporated by reference therein), prospectus included in the Registration Statement (“Prospectus”) or preliminary Prospectus or any amendment thereof or supplement thereto or document incorporated by reference therein or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except to the extent that such untrue statements, omissions or alleged omissions are caused by or contained in any information furnished in writing to the Company by or on behalf of the Warrantholder expressly for use therein. The Company shall notify the Warrantholder promptly of the institution, threat or assertion (to the Company’s knowledge) of any proceeding arising from or in connection with the Registration Statement; provided, however, that the indemnification contained in this Section 8.4(e)(i) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such Person to deliver or cause to be delivered a Prospectus made available by the Company in a timely manner or (B) in connection with any offers or sales effected by or on behalf of the Warrantholder in violation of this Agreement.

(ii)     In connection with any Registration Statement in which the Warrantholder is participating, the Warrantholder agrees to indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, agents, employees and Affiliates and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) and the officers, directors and employees of each such controlling Person against any Losses, resulting from, arising out of or that are based upon any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission was made (or not made in the case of an omission) in reliance on, and in conformity with, any information or affidavit so furnished in writing by or on behalf of the Warrantholder expressly for use therein; provided, however, that in no event shall the liability of the Warrantholder be greater in amount than the dollar amount of the net proceeds received by the Warrantholder from the sale of the Warrant Shares pursuant to the Registration Statement giving rise to such indemnification obligation and provided further that the indemnification contained in this Section 8.4(e)(ii) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Warrantholder (which consent shall not be unreasonably withheld, conditioned or delayed).

(iii)     Any Person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any third party claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (2) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (together with one firm of local counsel (in each jurisdiction)) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party, or does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iv)     The indemnification provided under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, Affiliate or controlling Person of such indemnified party and shall survive the transfer of the Warrant Shares.

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(v)     If the indemnification provided under this Section 8.4(e) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 8.4(e)(i), Section 8.4(e)(ii) and Section 8.4(e)(iii), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8.4(e)(v) from any Person who was not guilty of such fraudulent misrepresentation.  Any contribution pursuant to this Section 8.4(e)(v) by any seller of Acquired Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Acquired Shares pursuant to the Registration Statement.

(f)              The Company will use its commercially reasonable efforts to (i) at the reasonable request of the Warrantholder, deliver all of the necessary documentation to cause the transfer agent to the Company to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of such Registrable Securities, or that may be sold by the Warrantholder without restriction under Rule 144, including without limitation, any volume, information and manner of sale restrictions, and (ii) deliver or cause its legal counsel to deliver to the transfer agent to the Company the necessary legal opinions or instruction letters required by the transfer agent to the Company, if any, in connection with the instruction under clause (i), in each case in the case of clauses (i) and (ii), upon the receipt of the Warrantholder’s representation letter and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) the Company and its counsel. The Warrantholder agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to the Company (or its successor) upon reasonable request to assist the Company in making the determination described above.

9.                 Miscellaneous Provisions.

9.1               Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns. The Warrantholder shall not assign this Agreement or any part hereof without the prior written consent of the Company and any such transfer without the Company’s prior written consent shall be void; provided that the Warrantholder may assign or otherwise transfer the benefit of all or any of its obligations under this Agreement, or any benefit arising under or out of this Agreement, to an Affiliate of the Warrantholder without the prior written consent of the Company; provided, further, that such Affiliate must enter into a written agreement with the Company agreeing to be bound by the transfer and other restrictions contained in this Agreement.

9.2               Notices. Any notice, statement or demand authorized by this Agreement shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed, as follows:

If to the Company:

Eve Holding, Inc.
1400 General Aviation Drive

Melbourne, Florida 32935
Attention: Simone Galvao De Oliveira, General Counsel and Chief Compliance Officer

Email: simone.oliveira@eveairmobility.com

              If to the Warrantholder:

Embraer Aircraft Holding, Inc.

Avenida Dra. Ruth Cardoso, 8501,

30th floor (part), Pinheiros

São Paulo, SP, 05425-070, Brazil

Attn: Fabiana Klajner Leschziner

Email: fabiana.leschziner@embraer.com.br

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9.3               Applicable Law and Exclusive Forum. The validity, interpretation, and performance of this Agreement and of the Warrant shall be governed in all respects by the laws of the State of Delaware, without giving effect to conflict of laws that would otherwise require the application of the law of any other state or jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the court of Chancery of the State of Delaware (or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or the federal courts of the United States of America located in the State of Delaware, and irrevocably submits to such jurisdiction, which jurisdiction shall be the exclusive forum for any such action, proceeding or claim. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Warrantholder (or any of its Affiliates), the Company or the warrant agent may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party receiving such service in any action, proceeding or claim.

Any Person purchasing or otherwise acquiring any interest in the Warrant shall be deemed to have notice of and to have consented to the forum provisions in this Section 9.3. If any action, the subject matter of which is within the scope of the forum provisions above, is filed in a court other than a court located within the State of Delaware or the federal courts of the United States of America located in the State of Delaware (a “foreign action”) in the name of any warrant holder, such warrant holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

9.4               Persons Having Rights under this Agreement. Nothing in this Agreement shall be construed to confer upon, or give to, any Person other than the parties hereto and permitted assigns, any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

9.5               Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.6               Entire Agreement. This Agreement constitutes the entire agreement between the parties to this Agreement relating to the transactions contemplated hereby and thereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective subsidiaries relating to the transactions contemplated hereby and thereby.

9.7               Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.8               Amendments. This Agreement may be amended, supplemented or modified by the Company without the consent of the Warrantholder for the purpose of curing any ambiguity or to correct any defective provision or mistake contained herein. All other modifications or amendments, including any modification or amendment to increase the Warrant Price or shorten the Exercise Period, shall require the written consent of the Warrantholder. Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 5.1 and 5.2, respectively, without the consent of the Warrantholder.

9.9               Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

.

EMBRAER AIRCRAFT HOLDING, INC
By:	/s/ Michael Klevens
Name:	Michael Klevens
Title:	Officer

By:	/s/ Gary Kretz
Name:	Gary Kretz
Title:	Officer

EVE HOLDING, INC.
By:	/s/ Johann Bordais
Name:	Johann Bordais
Title:	Chief Executive Officer

By:	/s/ Eduardo Couto
Name:	Eduardo Couto
Title:	Chief Financial Officer

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Exhibit A

FORM OF WARRANT CERTIFICATE

[FACE]

Number [______]

WARRANT

THIS WARRANT SHALL BE VOID IF NOT EXERCISED PRIOR TO

THE EXPIRATION OF THE EXERCISE PERIOD PROVIDED FOR

IN THE WARRANT AGREEMENT DESCRIBED BELOW

EVE HOLDING, INC.

Incorporated Under the Laws of the State of Delaware

CUSIP [             ]

Warrant Certificate

THIS WARRANT CERTIFICATE (“Warrant Certificate”) CERTIFIES THAT EMBRAER AIRCRAFT HOLDING, INC., or registered assigns, is the registered holder of the warrant evidenced hereby (the “Warrant”) to purchase shares of common stock, $0.001 par value per share (“Common Stock”), of Eve Holding, Inc., a Delaware corporation (the “Company”). The Warrant entitles the holder, upon exercise during the period set forth in the Warrant Agreement referred to below, to receive from the Company that number of fully paid and non-assessable shares of Common Stock as set forth below, at the exercise price (the “Warrant Price”) as determined pursuant to the Warrant Agreement, payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Warrant Price at the office or agency of the Company referred to below, subject to the conditions set forth herein and in the Warrant Agreement. Capitalized terms used but not defined in this Warrant Certificate shall have the respective meanings given to them in the Warrant Agreement.

The Warrant is initially exercisable for 1,500,000 fully paid and non-assessable shares Common Stock. No fractional shares shall be issued upon exercise of the Warrant. If, upon the exercise of the Warrant, a holder would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round up to the nearest whole number the number of shares of Common Stock to be issued to the holder of the Warrant. The number of shares of Common Stock issuable upon exercise of the Warrant is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

The initial Warrant Price per share of Common Stock for the Warrant is equal to $0.01 per share. The Warrant Price is subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

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Subject to the conditions set forth in the Warrant Agreement, the Warrant may be exercised only during the Exercise Period and to the extent not exercised by the end of such Exercise Period, the Warrant shall become void. Reference is hereby made to the provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Company.

This Warrant Certificate shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

EVE HOLDING, INC.
By:
	Name:	Johann Bordais
	Title:	Chief Executive Officer

By:
	Name:	Eduardo Couto
	Title:	Chief Financial Officer

EMBRAER AIRCRAFT HOLDING, INC.
By:
Name:
Title:

By:
Name:
Title:

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FORM OF WARRANT CERTIFICATE

[Reverse]

The Warrant evidenced by this Warrant Certificate is part of a duly authorized issue of Warrant entitling the holder on exercise to receive shares of Common Stock issued or to be issued pursuant to a Warrant Agreement, dated as of June 28, 2024 (as amended, supplemented or otherwise modified from time to time, the “Warrant Agreement”), duly executed and delivered by the Company and [•], a [•] company (the “Warrantholder”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Warrantholder. Capitalized terms used but not defined in this Warrant Certificate shall have the respective meanings given to them in the Warrant Agreement.

The Warrant may be exercised at any time during the Exercise Period set forth in the Warrant Agreement. The holder of the Warrant evidenced by this Warrant Certificate may exercise it by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Warrant Price as specified in the Warrant Agreement at the principal corporate trust office of the warrant agent.

The Warrant Agreement provides, that upon the occurrence of certain events, the number of shares of Common Stock issuable upon exercise of the Warrant set forth on the face hereof may, subject to certain conditions, be adjusted. If, upon exercise of the Warrant, the holder thereof would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round up to the nearest whole number of shares of Common Stock to be issued to the holder of the Warrant.

This Warrant Certificate, when surrendered at the principal corporate trust office of the Company by the Warrantholder in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate of like tenor evidencing the Warrant.

The Company and the warrant agent may deem and treat the Warrantholder as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and any distribution to the holder hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrant nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive [             ] shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Eve Holding, Inc. (the “Company”) in the amount of $[             ] in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in its own name and that such shares of Common Stock be delivered to it, whose address is [                   ]. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in its own name and that such Warrant Certificate be delivered to it.

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[Signature Page Follows]

Date: , 20
EMBRAER AIRCRAFT HOLDING, INC.

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).

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ANNEX B

[LETTERHEAD OF HOULIHAN LOKEY CAPITAL, INC.]

June 27, 2024

Eve Holding, Inc.

1400 General Aviation Drive

Melbourne, FL 32935

Attn: Special Committee of the Board of Directors

Dear Ladies and Gentlemen:

We understand that Eve Holding, Inc. (the “Company”) intends to enter into a subscription agreement (the “Subscription Agreement”), pursuant to which, among other things, the Company will issue and sell (the “Transaction”) to Embraer Aircraft Holding, Inc. (together with its affiliates, “Embraer”), (a) a number of shares (the “Acquired Shares”) of common stock, par value $0.001 per share (“Common Stock”), of the Company equal to (i) $30,000,000 divided by (ii) the arithmetic average of the daily volume-weighted average price per share of the shares of Common Stock on the New York Stock Exchange (“NYSE”) over a period of twenty (20) consecutive trading days ending on the last full trading day prior to June 28, 2024, less a discount of 10% from such arithmetic average, and (b) a warrant to purchase a number of shares of Common Stock (“New Warrants” and, together with the Acquired Shares, the “Securities”) equal to (i) the number of Acquired Shares multiplied by (ii) 20%, at a price per share of $0.01 pursuant to a warrant agreement (the “Warrant Agreement” and, together with the Subscription Agreement, the “Transaction Agreements”) to be entered into in connection with the Transaction (subject to the Company obtaining the “type certification” as provided by the Warrant Agreement (the “Milestone”)), in exchange for aggregate cash consideration of $30,000,000 (the “Aggregate Consideration”).  We in addition understand that simultaneously with the Transaction, the Company will issue and sell (the “Related Transactions”) to certain investors other than Embraer (the “Other Investors”) shares of Common Stock and warrants to purchase shares of Common Stock for cash and will exchange certain existing warrants to purchase Common Stock held by one or more of the Other Investors for shares of Common Stock (collectively, the “Related Transactions Consideration”).

The Special Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), which Committee is comprised of Marion Blakey, Sérgio Pedreiro, Maria Cordon and Paul Eremenko, has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee as to whether, as of the date hereof, the Aggregate Consideration to be received by the Company in exchange for the Securities in the Transaction pursuant to the Transaction Agreements is fair to the Company from a financial point of view. For purposes of our analysis and this Opinion, with the Company’s consent and approval, we have evaluated the foregoing solely on the basis of a comparison of the pre-Transaction total equity value for the Company implied by the Aggregate Consideration to the implied pre-Transaction total equity value reference range for the Company that we believe are indicated by our financial analyses. No representation is made in this Opinion, either directly or indirectly, as to any legal matter or as to the sufficiency of the basis set forth in the immediately preceding sentence for any particular or general purpose other than setting forth the scope of this Opinion.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances.  Among other things, we have:

1.	reviewed a draft, dated June 26, 2024, of the Subscription Agreement and a draft, dated June 26, 2024, of the Warrant Agreement;
2.	reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company including a liquidation and wind-down analysis of the Company prepared by management of the Company (the “Management Wind-Down Analysis”);
3.	spoken with certain members of the management of the Company and certain representatives and advisors of the Company regarding the business, operations, financial condition and prospects of the Company, the Transaction and related matters;

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4.	reviewed the current and historical market prices and trading volume for the Common Stock and the current and historical market prices and trading volume of the publicly traded securities of certain other companies that we deemed relevant;
5.	considered the results of the solicitation processes conducted by the Company and certain of its advisors with respect to a possible financing of the Company, which the Company advised us did not result in the Company receiving any alternative proposals with respect to a financing of the Company;
6.	reviewed a certificate addressed to us from senior management of the Company which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company; and
7.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information.  Management of the Company has advised us, and at your direction we have relied upon and assumed, that the Management Wind-Down Analysis has been reasonably prepared by the management of the Company in good faith on bases reflecting the best currently available estimates and judgments of such management as to the expected realizable value for the Company’s assets in a liquidation of such assets and the amounts, if any, estimated to be available for distribution to the holders of Common Stock.  At your direction, we have relied, without independent verification, solely upon the judgment of the management of the Company regarding all aspects of the Management Wind-Down Analysis.  At your direction, we have assumed that the Management Wind-Down Analysis provides a reasonable basis on which to evaluate the Company prior to giving effect to the Transaction, and we have, at your direction, used and relied upon the Management Wind-Down Analysis for purposes of our analyses and this Opinion.  We express no view or opinion with respect to the Management Wind-Down Analysis or the assumptions on which it is based.  If the assumptions, estimates or conclusions set forth in the Management Wind-Down Analysis are not accurate, the conclusions set forth in this Opinion could be materially affected.

Management of the Company has advised us, and at your direction we have relied upon and assumed, that (i) the Company’s business has not generated any revenue, (ii) the Company does not have sufficient cash available to fund current development of its electric vertical take-off and landing  (“eVTOL”) vehicles and other urban air mobility (“UAM”) solutions through regulatory certification, (iii) the Company will require substantial additional capital to develop products and fund operations for the foreseeable future, (iv) other than as contemplated by the proposed Transaction and the Related Transactions, the Company has been unsuccessful in obtaining additional financing on terms acceptable to it, (v) the Company’s failure to conclude the Transaction and the Related Transactions, or an alternative financing or strategic transaction, will force it to consider other strategic alternatives, including a liquidation and dissolution, and (vi) the values the Company receives for its assets in liquidation or dissolution could be significantly lower than the values reflected in the Company’s financial statements and result in the holders of Common Stock receiving little or no value for their investment in the Company.  Accordingly, in reaching our conclusions hereunder, with your consent and approval, we did not rely upon a discounted cash flow analysis of the Company, a review of the publicly available financial terms of other transactions or a review of other companies with publicly traded equity securities. Management of the Company has advised us, and at your direction we have relied upon and assumed, that the Transaction, together with the Related Transactions, will not result in a change of control of the Company or an increase in the percent ownership of Embraer in the Company.  We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.  We have also relied upon and assumed, without independent verification, the assessments of the management of the Company as to the Company’s existing and future technology, products, product candidates, services and intellectual property and the validity of, and risks associated with, such technology, products, product candidates, services and intellectual property (including, without limitation, the validity and life of patents or other intellectual property, the timing and probability of successful testing, development and commercialization of such technology, products, product candidates and services, the approval thereof by appropriate governmental authorities, including, without limitation, the achievement of the Milestone, and the potential impact of competition), and we have assumed at your direction that there will be no developments with respect to any such matters that would affect our analyses or this Opinion.

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We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Transaction Agreements and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Transaction Agreements and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction and the Related Transactions will be satisfied without waiver thereof, and (d) the Transaction and the Related Transactions will be consummated in a timely manner in accordance with the terms described in the Transaction Agreements and such other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Transaction and the Related Transactions will be consummated in a manner that complies in all respects with all applicable foreign, federal, state and local statutes, rules and regulations and all applicable organizational documents of the Company and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction and the Related Transactions will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction, the Related Transactions, the Company or any expected benefits of the Transaction or the Related Transactions that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final forms of any draft documents identified above will not differ in any respect from the drafts of such documents identified above.

For purposes of our analyses and this Opinion, with your consent and approval, we did not apply any control premium, minority or illiquidity discounts or other premiums or discounts that may be attributable to any security of the Company or any other party or blocks of such securities. Furthermore, with your consent and approval, for purposes of our analyses and this Opinion, we have assumed that the Transaction and the Related Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the organizational documents of the Company or any credit agreement, indenture, rights agreement or other governing document relating to any indebtedness or securities of the Company, and will be consummated in accordance with such terms and provisions without giving rise to, or otherwise resulting in, any rights of lenders or holders of any such indebtedness or securities. In addition, with your consent and approval, we have (i) relied upon the assessments of the management of the Company as to the liquidity needs of and funding sources available to the Company to execute its business strategy and (ii) assumed that there will be no developments with respect to any such matters that would affect our analyses or this Opinion.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation (other than the Management Wind-Down Analysis).  We did not estimate, and express no opinion regarding, the liquidation value of any entity or business.  We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transaction or the Related Transactions, the securities, assets, businesses or operations of the Company or any other party, or any alternatives to the Transaction or the Related Transactions, (b) negotiate the terms of the Transaction or the Related Transactions, (c) advise the Committee, the Board, the Company or any other party with respect to alternatives to the Transaction or the Related Transactions, or (d) identify, introduce to the Committee, the Board, the Company or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the Transaction or the Related Transactions.  We express no view or opinion as to any such matters, including the terms that could have been obtained if any of the foregoing had been undertaken.  Management of the Company has advised us, and we have relied upon and assumed, without independent verification, that (a) the terms of the Transaction have been negotiated on an arms-length basis and (b) the Company would be willing to enter into the Transaction with a party that is not an affiliate.  This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.  We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any view or opinion as to what the value of the Securities actually will be when issued pursuant to the Transaction or the price or range of prices at which Common Stock or New Warrants may be purchased or sold, or otherwise be transferable, at any time.  We make no representation as to whether the Securities could actually be sold for the estimated amounts derived in our analyses.

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This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with their evaluation of the Transaction and may not be used for any other purpose without our prior written consent.  This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, the Company, any security holder or creditor or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.

Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Embraer, other participants in the Transaction or certain of their respective affiliates in the future, for which Houlihan Lokey and such affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, Embraer, other participants in the Transaction or certain of their respective affiliates, for which advice and services Houlihan Lokey and such affiliates have received and may receive compensation.

We will receive a fee for rendering this Opinion, no portion of which is contingent upon the successful completion of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, the Company, its security holders or any other party to proceed with or effect the Transaction or the Related Transactions, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction (other than the Aggregate Consideration to the extent expressly specified herein) or otherwise, including, without limitation, (a) the Related Transactions, (b) the Related Transactions Consideration (including, without limitation, the fairness of the Aggregate Consideration relative to the fairness of the Related Transactions Consideration or vice versa), or (c) any aspect of any investor or other rights, restrictions or limitations provided for in connection with the Transaction or the Related Transactions, (iii) the fairness of any portion or aspect of the Transaction or the Related Transactions to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except to the Company if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction or the Related Transactions as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the Transaction or the Related Transactions to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents, (vi) whether or not the Company, its security holders, Embraer, the Other Investors or any other party is receiving or paying reasonably equivalent value in the Transaction or the Related Transactions, (vii) the solvency, creditworthiness or fair value of the Company, Embraer, the Other Investors or any other participant in the Transaction or the Related Transactions, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction or the Related Transactions, any class of such persons or any other party, relative to the Aggregate Consideration or otherwise, (ix) the appropriate capital structure of the Company or what types of securities the Company should be issuing in the Transaction or the Related Transactions, or (x) the potential dilutive effects of the Transaction or the Related Transactions on the existing security holders of the Company, or the other financial or other implications and effects of the Transaction or the Related Transactions on the Company or any other party (including, without limitation, any aspects relating to ongoing operations or activities of the Company following the consummation of, or the use or distribution of proceeds from, the Transaction or the Related Transactions). Furthermore, we are not expressing any opinion, counsel or interpretation in matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice.  It is assumed that such opinions, counsel or interpretations have been or will be obtained from appropriate professional sources. Furthermore, we have relied, with the consent of the Committee, on the assessments by the Board, the Company and its advisors as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to the Company, the Transaction, the Related Transactions or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Aggregate Consideration to be received by the Company for the Securities in the Transaction pursuant to the Transaction Agreements is fair to the Company from a financial point of view.

Very truly yours,

/s/ Houlihan Lokey Capital, Inc.

HOULIHAN LOKEY CAPITAL, INC.

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